EXHIBIT 10.65


                                                                  Execution Copy











                                CREDIT AGREEMENT

                           Dated as of August 19, 1998

                                      Among


                      CAI LEASE SECURITIZATION - II CORP.,

                                  as Borrower,
                                  ------------


                     CAPITAL ASSOCIATES INTERNATIONAL, INC.,

                                  as Servicer,
                                  ------------


                     CONCORD MINUTEMEN CAPITAL COMPANY, LLC,

                                as Senior Lender,
                                -----------------


                           KEY CORPORATE CAPITAL INC.,

                as Junior Lender, as Residual Lender and as Agent
                -------------------------------------------------

                                TABLE OF CONTENTS


Section                                                                     Page
-------                                                                     ----


ARTICLE I

     DEFINITIONS
      .........................................................................1
     SECTION 1.01.  Certain Defined Terms......................................1
     SECTION 1.02.  Other Terms...............................................25
     SECTION 1.03.  Computation of Time Periods...............................25

ARTICLE II

     AMOUNTS AND TERMS OF THE ADVANCES
      ........................................................................25
     SECTION 2.01.  Advances..................................................25
     SECTION 2.02.  Making Advances...........................................26
     SECTION 2.03.  Transfers of Interests....................................27
     SECTION 2.04.  Use of Proceeds...........................................28
     SECTION 2.05.  Maturity of Advances......................................28
     SECTION 2.06.  Payments and Computations, Etc............................28
     SECTION 2.07.  Increased Costs...........................................28
     SECTION 2.08.  Increased Capital.........................................29
     SECTION 2.09.  Taxes.....................................................29

ARTICLE III

     CONDITIONS OF ADVANCES
      ........................................................................31
     SECTION 3.01.  Conditions Precedent to Initial Advances..................31
     SECTION 3.02.  Conditions Precedent to All Advances......................33

ARTICLE IV

     SETTLEMENT PROCEDURES
      ........................................................................33
     SECTION 4.01.  Settlement Procedures.....................................33

ARTICLE V

     REPRESENTATIONS AND WARRANTIES
      ........................................................................37
     SECTION 5.01.  Representations and Warranties of the Borrower............37
     SECTION 5.02.  Representations and Warranties of the Servicer............40

Section                                                                     Page
-------                                                                     ----

ARTICLE VI

     GENERAL COVENANTS
      ........................................................................42
     SECTION 6.01.  Affirmative Covenants of the Borrower.....................42
     SECTION 6.02.  Reporting Requirements of the Borrower....................45
     SECTION 6.03.  Negative Covenants of the Borrower........................47
     SECTION 6.04.  Covenants of the Servicer.................................50

ARTICLE VII

     GRANT OF SECURITY INTEREST;
     ADMINISTRATION OF RECEIVABLES............................................52
     SECTION 7.01.  Grant of Security Interest................................52
     SECTION 7.02.  Designation of Servicer...................................54
     SECTION 7.03.  Reporting Requirements of the Servicer....................54
     SECTION 7.04.  Duties of the Servicer....................................54
     SECTION 7.05.  Rights of the Agent.......................................57
     SECTION 7.06.  Responsibilities of the Borrower..........................57
     SECTION 7.07.  Further Action Evidencing Security Interest...............57
     SECTION 7.08.  Application of Payments...................................58
     SECTION 7.09.  Release of Lien...........................................58

ARTICLE VIII

     EVENTS OF TERMINATION
      ........................................................................58
     SECTION 8.01.  Events of Termination.....................................58

ARTICLE IX

     THE AGENT
      ........................................................................61
     SECTION 9.01.  Authorization and Action..................................61
     SECTION 9.02.  Agent's Reliance, Etc.....................................62
     SECTION 9.03.  Agent and Affiliates......................................62
     SECTION 9.04.  Lending Decisions.........................................62
     SECTION 9.05.  Resignation of the Agent..................................62

ARTICLE X

     INDEMNIFICATION
      ........................................................................63
     SECTION 10.01.  Indemnities by the Borrower..............................63

Section                                                                     Page
-------                                                                     ----


ARTICLE XI

     MISCELLANEOUS
      ........................................................................64
     SECTION 11.01.  Amendments, Etc..........................................64
     SECTION 11.02.  Notices, Etc.............................................65
     SECTION 11.03.  No Waiver; Remedies......................................65
     SECTION 11.04.  Binding Effect; Assignability............................65
     SECTION 11.05.  GOVERNING LAW; WAIVER OF JURY TRIAL......................66
     SECTION 11.06.  Costs, Expenses and Taxes................................67
     SECTION 11.07.  No Proceedings...........................................67
     SECTION 11.08.  Execution in Counterparts; Severability..................68

                                LIST OF EXHIBITS
                                ----------------



EXHIBIT A                  Form of Servicer Report

EXHIBIT B                  Form of Release Certificate

EXHIBIT C                  Description of Credit and Collection Policy

EXHIBIT D                  Form of Interest Rate Hedge Assignment Acknowledgment

EXHIBIT E                  Form of Notice of Borrowing

EXHIBIT F-1                Form of Senior Note

EXHIBIT F-2                Form of Junior Note

EXHIBIT F-3                Form of Residual Note

EXHIBIT G                  List of Offices of Borrower where Records Are Kept

                                CREDIT AGREEMENT


                  This CREDIT AGREEMENT dated as of August 19, 1998, among CAI Lease Securitization - II Corp., a Delaware corporation, as the borrower, Capital Associates International, Inc. ("CAPITAL ASSOCIATES"), a Colorado corporation, as initial servicer, Concord Minutemen Capital Company, LLC, a Delaware limited liability corporation, as senior lender, Key Corporate Capital Inc., a Michigan corporation ("KCCI"), as junior lender, as residual lender and as agent.

                  PRELIMINARY STATEMENTS. (1) Capital Associates is in the business of acquiring, leasing, distributing, financing, selling, and otherwise dealing with, and providing associated services with respect to Equipment;

                  (2) The Borrower is a special-purpose Subsidiary of Capital Associates established to purchase and otherwise acquire Lease Receivables and Equipment;

                  (3) The Borrower wishes from time to time to receive advances from the Senior Lender, the Junior Lender and the Residual Lender secured by the Borrower's Lease Receivables and Equipment; and

                  (4) Subject to the terms and conditions of this Agreement, the Senior Lender, the Junior Lender and the Residual Lender shall make such advances to the Borrower secured by the Borrower's Lease Receivables and Equipment.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS


                  SECTION 1.01. CERTAIN DEFINED TERMS. As used in this Agreement (both above and elsewhere), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "ACTUAL RESIDUAL REALIZATION RATE" means, for each Settlement Date, with respect to all Fully Remarketed Equipment, a fraction (expressed as a percentage) having as its numerator the aggregate Remarketing Proceeds received with respect to such Fully Remarketed Equipment as of the last day of the immediately preceding month and as its denominator the Equipment Book Value of such Fully Remarketed Equipment as of the original maturity date of the applicable Lease.

                  "ADMINISTRATIVE FEE" has the meaning given such term in the Fee Letter.

                  "ADVANCE" means a Senior Advance, a Junior Advance or a Residual Advance, and "Advances" means the Senior Advances, the Junior Advances and the Residual Advances, collectively.

                  "ADVERSE CLAIM" means a lien, security interest, charge, encumbrance or other right or claim of any Person, other than any of the foregoing in favor of the Lenders, the Liquidity Providers, any counterparty under an Interest Rate Hedge or the Agent hereunder or the rights of the lessee or payor under a Lease.

                  "AFFECTED PARTY" means each Lender, the Agent, each Liquidity Provider and each parent company controlling any of the foregoing.

                  "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "AFFILIATED OBLIGOR" means any Obligor which is an Affiliate of another Obligor.

                  "AGENT" means KCCI, in its capacity as agent hereunder for the Lenders, together with its successors and assigns.

                  "AGREEMENT" means this Credit Agreement, as the same may from time to time be amended, restated, supplemented or otherwise modified.

                  "AGGREGATE JUNIOR ADVANCES" means, at any time, the sum of the outstanding principal balances of all Junior Advances at such time.

                  "AGGREGATE RESIDUAL ADVANCES" means, at any time, the sum of the outstanding principal balances of all Residual Advances at such time.

                  "AGGREGATE SENIOR ADVANCES" means, at any time, the sum of the outstanding principal balances of all Senior Advances at such time.

                  "ALTERNATE BASE RATE" means a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the highest of (a) the rate of interest published in the Wall Street Journal as the prime rate, or, in the event that no such rate is published, the rate of interest announced publicly by KeyBank in Cleveland, Ohio, as its prime or reference rate, whether or not such rate is the lowest rate offered by such institution to its corporate borrowers and (b) 0.50% per annum above the Federal Funds Rate.

                  "APPLICABLE INTEREST RATE" means, for any Interest Period, (i) with respect to Senior Advances, the Senior Interest Rate, (ii) with respect to Junior Advances, the Junior Interest Rate and (iii) with respect to Residual Advances, the Residual Interest Rate.

                  "BANKRUPTCY CODE" means Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time, or any successor statute.

                  "BENEFIT PLAN" means, with respect to any Person, a defined benefit plan as defined in Section 3(35) of ERISA (other than a Multiemployer
Plan) in respect of which such Person or any ERISA Affiliate of such Person is, or at any time within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

                  "BORROWER" means CAI Lease Securitization - II Corp., a Delaware corporation, together with its successors and permitted assigns.

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or any day on which banks are authorized to be closed in New York City, New York, Denver, Colorado, Chicago, Illinois or Cleveland, Ohio, PROVIDED, HOWEVER, if the term "Business Day" is used in connection with the LIBO Rate, "Business Day" means a LIBO Business Day.

                  "CAPITAL ASSOCIATES" means Capital Associates International, Inc., a Colorado corporation.

                  "CAPITAL ASSOCIATES DEMAND NOTE" means that certain demand note executed by Capital Associates in favor of the Borrower.

                  "COLLATERAL   CUSTODIAN"  means  Bankers  Trust  Company,   as
collateral custodian pursuant to the Custody Agreement.

                  "COLLATERAL CUSTODIAN FEE" means the fee payable to the Collateral Custodian as compensation for its duties under the Custody Agreement.

                  "COLLECTION ACCOUNT" means the account in the name of CAI Lease Securitization - II Corp. and maintained at the Collection Account Bank for the purpose of receiving Collections and Remarketing Proceeds. The use and maintenance of the Collection Account shall be governed by the terms of the Collection Account Agreement.

                  "COLLECTION ACCOUNT AGREEMENT" means that certain letter agreement among the Borrower, the Agent and the Collection Account Bank.

                  "COLLECTION ACCOUNT BANK" means Bankers Trust Company.

                  "COLLECTION DATE" means the date following the Termination Date on which the Agent shall have received, on behalf of itself and the Lenders, all accrued Interest, the principal amount of all Advances and all other amounts payable to the Agent and the Lenders pursuant to this Agreement or any other agreement executed pursuant hereto.

                  "COLLECTIONS" means all cash collections and other cash proceeds of Lease Receivables, including, without limitation, all cash proceeds of Related Security with respect to such Lease Receivables and all Remarketing Proceeds, all charges for late payment and shall also include any amounts earned as a result of the investment of the Collections held by the Agent pursuant to

SECTION 4.01 or in the Collection Account, and the "Repurchase Price" (as defined in the Lease Sale and Contribution Agreement) for each Lease Receivable repurchased from the Borrower by the Originator under Section 7.02 of the Lease Sale and Contribution Agreement.

                  "CONCENTRATION" means, for any Obligor and its Affiliated Obligors at any time, a ratio calculated by DIVIDING (i) the sum of the Senior Outstanding Balances of all Eligible Lease Receivables owing by such Obligor and its Affiliated Obligors by (ii) the Senior Receivables Balance at such time.

                  "CP DISRUPTION EVENt" shall mean, at any time, (i) the Senior Lender shall determine that there has been a general disruption in the United States commercial paper market or in the Senior Lender's ability to access the United States commercial paper market or (ii) the Aggregate Senior Advances (including any Senior Advances which have been requested but not yet funded) at such time which have been funded (or requested to be funded) by the Senior Lender through the issuance of its commercial paper notes exceeds the principal amount available to be drawn by the Senior Lender under the Liquidity Agreement at such time.

                  "CREDIT AND COLLECTION POLICY" means those credit and collection policies and practices of the Originator and the Borrower relating to Leases, Lease Receivables and Obligors described in Exhibit C, as modified in compliance with SECTION 6.03(c).

                  "CREDIT QUALITY REQUIREMENT" means, with respect to all Lease Pools, that (a) the sum of the Senior Outstanding Balances of all Lease Receivables included in Lease Pools, the Obligors under which have a Risk Rating of "1" or "2", is equal to or greater than 37.3% of the Senior Receivables Balance, (b) the sum of the Senior Outstanding Balances of all Lease Receivables included in Lease Pools, the Obligors under which have a Risk Rating of "1", "2" or "3(a)", is equal to or greater than 65% of the Senior Receivables Balance,
(c) the sum of the Senior Outstanding Balances of all Lease Receivables included in Lease Pools, the Obligors under which have a Risk Rating of "3(b)", is equal to or less than 25% of the Senior Receivables Balance and (d) the sum of the Senior Outstanding Balances of all Lease Receivables included in Lease Pools, the Obligors under which have a Risk Rating of "3(c)", is equal to or less than 10% of the Senior Receivables Balance. Notwithstanding the foregoing, the "Credit Quality Requirement" shall be deemed satisfied prior to December 31, 1998 so long as all Lease Pools do not deviate more than 10% from the requirements set forth in clauses (a), (b) and (c) above and fully comply with clause (d) above.

                  "CUSTODY AGREEMENT" means the Custody Agreement of even date herewith among the Borrower, the Collateral Custodian, the Servicer and the Agent, as such agreement may be amended, restated, supplemented or otherwise modified.

                  "DEEMED DEFAULTED LEASE RECEIVABLE" means a Lease Receivable at any time which would otherwise have any Periodic Installment of Rent past due for more than 120 days but which (i) has been rewritten or restructured for credit reasons or (ii) has been repurchased from the Borrower by the Originator if at the time of such repurchase any Periodic Installment of Rent had remained unpaid for 90 days or more (and such Lease Receivable was otherwise an Eligible Lease Receivable on the date acquired by the Borrower from the Originator).

                  "DEFAULT  RATIO"  means,  for any calendar  month,  a fraction
(expressed as a percentage) determined as of the last day of such month equal to the sum of the Senior Outstanding Balances of all Lease Receivables which became Defaulted Lease Receivables or Deemed Defaulted Lease Receivables during such month and the preceding eleven calendar months (net of any recoveries with respect to Defaulted Lease Receivables for such period) divided by the average Senior Receivables Balances for such month and the preceding eleven calendar months, PROVIDED, however, with respect to a calendar month corresponding to the first twelve Interest Periods, the "DEFAULT RATIO" shall equal (i) the product of (a) the sum of the Senior Outstanding Balances of all Lease Receivables which became Defaulted Lease Receivables or Deemed Defaulted Lease Receivables during such month and the preceding months to and including the month in which the initial Advance hereunder was made and (b) the number necessary to annualize such stream of Defaulted Lease Receivables and Deemed Defaulted Lease Receivables divided by (ii) the average Senior Receivables Balance for such month and the preceding months to and including the month in which the initial Advance hereunder was made.

                  "DEFAULT RATIO TRIGGER EVENT" means, as of any Settlement Date, the Default Ratio exceeds 3.0%, PROVIDED, that, if as of such Settlement Date, the aggregate principal amount of the Senior Advances does not exceed the Senior Borrowing Base (after giving effect to any increase in the Senior
Required Enhancement Percentage as a result of such increase in the Default Ratio), the Agent may waive the occurrence of such Default Ratio Trigger Event for such Settlement Date..

                  "DEFAULTED LEASE RECEIVABLE" means a Lease Receivable at any time: (i) which arises under a Lease with respect to which any Periodic Installment of Rent thereunder remains unpaid for more than 120 days from the original due date for such payment, (ii) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in
SECTION 8.01(e), (iii) as to which foreclosure proceedings have been initiated and are continuing, or (iv) which, consistent with the Credit and Collection Policy, has been or should be written off as uncollectible.

                  "DELINQUENCY RATIO" means, for any month, a fraction (expressed as a percentage) determined as of the last day of such month equal to
(a) the average of the sum of the Senior Outstanding Balances of all Lease Receivables which were Delinquent Lease Receivables on the last day of such month and each of the preceding two calendar months DIVIDED BY (b) the average of the Senior Receivables Balances as of the last day of such month and as of the last day of each of the preceding two calendar months.

                  "DELINQUENT LEASE RECEIVABLE" means a Lease Receivable that is not a Defaulted Lease Receivable and (i) as to which any Periodic Installment of Rent remains unpaid for more than 60 days from the original due date for such payment or (ii) which, consistent with the Credit and Collection Policy, has been or should be classified as delinquent.

                  "DEMAND LOAN" has the meaning given to such term in Section 2.04.

                  "DESIGNATED OFFICER" means the chief executive officer, the chief financial officer, the treasurer or controller of the Borrower or the Servicer, as applicable.

                  "DOL" means the United States Department of Labor and any successor department or agency.

                  "DYNAMIC CREDIT ENHANCEMENT PERCENTAGE" means a fraction (expressed as a percentage) equal to:

                  (A x B x C) + D

                  where:

                  A =    the Default Ratio at such time;
                  B =    the  Weighted  Average  Remaining  Life  at  such  time
                         (expressed  in years);
                  C =    3; and
                  D =    the greatest of (i) the largest of the aggregate Senior
                         Outstanding Balances of Lease Receivables of an Obligor
                         that is rated A- or higher by S&P, (ii)  the sum of the
                         two largest aggregate Senior  Outstanding  Balances  of
                         Obligors that are  rated BBB-  through  BBB+ by S&P and
                         (iii) the sum of the  four  largest  aggregate   Senior
                         Outstanding  Balances of  Obligors that are rated below
                         BBB- by S&P or are not then rated by S&P.

                  "ELIGIBLE INSTITUTION" means a financial institution, the short term unsecured senior indebtedness of which is rated at least A-1 by S&P and P-1 by Moody's.

                  "ELIGIBLE  LEASE  RECEIVABLE"  means,  at any  time,  a  Lease
Receivable:

                  (i)  the Obligor of which is a United States resident;

                  (ii) which (A) is not a Defaulted Lease Receivable and has not been a Defaulted Lease Receivable during the prior six (6) months or
         (B) on the date of the Advance with respect thereto, has no Periodic Installment of Rent remaining unpaid for more than 45 days from the original due date for such payment;

                   (iii) which, on the date of the initial Advance with respect thereto, is due and payable in full no more than eighty-four (84) months following such date, PROVIDED, that, in no event shall a Lease Receivable be an Eligible Lease Receivable, if the inclusion of such Lease Receivable in a Lease Pool would cause the weighted average remaining term of all Lease Receivable included in Lease Pools (based on the Senior Outstanding Balances of such Lease Receivable) to exceed fifty-one (51) months;

                  (iv) under which all Periodic Installments of Rent are payable in monthly or quarterly installments and the first such payment thereon has been made and which, if included in a Lease Pool, will not cause the sum of the Senior Outstanding Balances of all Leases included in Lease Pools having Periodic Installments of Rent payable in quarterly installments to exceed fifteen percent (15%) of the Senior Receivables Balance;

                  (v) which, if included in a Lease Pool, would not cause the Periodic Installments of Rent due and payable under the Lease Receivables included in Lease Pools which have maturity dates occurring in the same calendar quarter (A) to exceed $7,500,000 while the Facility Limit is equal to $50,000,000 and (B) to exceed $15,000,000 at any time after the Facility Limit initially becomes equal to $100,000,000;

                  (vi) which, if included in a Lease Pool, would not result in a violation of the Credit Quality Requirement;

                  (vii) which is denominated and payable only in United States dollars within the United States, the Obligor of which is domiciled in the United States and the Equipment related thereto is located in the United States; PROVIDED, however, that the sum of the Senior Outstanding Balances of Lease Receivables with respect to Equipment that is not located in the United States may be equal to or less than 10% of the Senior Receivables Balance if the long-term unsecured debt obligations of all of the Obligors under such Lease Receivables are rated at least BBB- by S&P and at least Baa3 by Moody's;

                  (viii) which, together with the Lease related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regula tions relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which neither the Originator nor the Borrower is in violation of any such law, rule or regulation applicable to such Lease Receivable the effect of which would have a Material Adverse Effect;

                  (ix) which is assignable to the Borrower and may be pledged by the Borrower and does not require the consent, authorization, approval or notice to the Obligor thereof in connection with the conveyance of the related Leases, the Related Security and the Collections from the Originator to the Borrower and the grant of a security interest therein by the Borrower in favor of the Agent on behalf of the Lenders;

                  (x) which satisfies, in all material respects, all applicable requirements of the Credit and Collection Policy;

                  (xi) the Obligor of which is not, to the knowledge of the Borrower or the Servicer, an Affiliate of any of the parties hereto; and

                  (xii) the Obligor of which has not been released, in whole or in part, from any of its obligations thereunder, except as otherwise provided in SECTION 7.04(a);

                  (xiii) the Obligor of which is not the Obligor under Defaulted Lease Receivables having Senior Outstanding Balances in the aggregate which exceed 50% of the sum of the Senior Outstanding Balances of all Lease Receivables of such Obligor;

                  (xiv) which arises under a Lease:

                           (A) which has been duly authorized,  is in full force
                  and effect and constitutes the legal, valid and binding obligation of the Obligor of such Lease enforceable against such Obligor in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, regardless of whether considered in a proceeding at equity or at law (the exceptions under (i) and (ii) above are collectively referred to herein as the "Enforceability Exceptions");

                           (B) which is  "chattel  paper"  within the meaning of
                  Article 9 the UCC as enacted in any applicable jurisdiction;

                           (C) which constitutes a Finance Lease or a True Lease
                  and the Obligor UCC Filing Requirement has been satisfied with respect thereto;

                           (D) if a True Lease, good and marketable title to all
                  Equipment related thereto has been transferred to the Borrower, free and clear of any Adverse Claim which would reasonably be expected to prevent the Borrower from granting a security interest in such Equipment to the Agent for the benefit of the Lenders hereunder, which security interest will be a first priority security interest in the Equipment located in the Filing Locations;

                           (E) as of the Settlement  Date such Lease is included
                  in a Lease Pool, to the best of the Borrower's knowledge (1) there was no default, breach, violation or event that has occurred and is continuing permitting acceleration under the terms of the Lease, and (2) no event had occurred and was continuing that, with notice, the lapse of time, or both, would constitute a default, breach, violation or event permitting acceleration under the terms of such Lease;

                           (F) which was  originated  by the  Originator  or was
                  purchased by the Originator prior to the date hereof or in the ordinary course of its business in a manner which satisfies the underwriting practices set forth in the Credit and Collection Policy;

                           (G) which constitutes a "hell or high-water" obligation of the Obligor within the meaning of Article 2A of the UCC and requires the Obligor to make all payments of Periodic Installments of Rent thereunder regardless of the condition of the Equipment to which such Lease relates;

                           (H) which has not been  amended,  altered or modified
                  for negative credit reasons or in any other way which would individually or in the aggregate materially adversely affect the Originator's rights thereunder or would prohibit payment by the Obligor to the Lenders, and no material provision of which has been waived except in writing, copies of all of which writings are attached to such Lease, except as otherwise provided in SECTION 7.04(a);

                           (I) which has not been satisfied, released, canceled,
                  subordinated  or  rescinded,   nor  has  any  instrument  been
                  executed by the Originator which would effect any such satisfaction, release, cancellation, subordination or rescission, except as otherwise provided in SECTION 7.04(a);

                           (J) which is not subject to any right of  rescission,
                  setoff, recoupment, counterclaim or defense (other than the Obligor's right of quiet enjoyment), whether arising out of transactions concerning such Lease or otherwise, and no such right has been asserted in writing by any person with respect thereto, the effect of which would have a Material Adverse Effect;

                           (K) with  respect  to which all  consents,  licenses,
                  approvals and authorizations of any governmental agencies or authorities required to be obtained in connection with the conveyance of the Leases, the Lease Receivables, the Related Security and the Collections from the Originator to the Borrower and the granting of a security interest therein by the Borrower to the Agent have been obtained;

                           (L) which requires the Obligor thereunder to maintain
                  the  Equipment in good and workable  order and provides  that,
                  (x) in the event of any damage to the Equipment covered by or the subject of such Lease, the Obligor will repair such Equipment to the extent of such damage and (y) in the event of the loss or destruction of the Equipment, the Obligor will replace such Equipment with the same-or-better model Equipment in same-or-better configuration or the Borrower will receive from an insurer or from the Obligor as self-insurer, an amount not less than the Senior Outstanding Balance of the Lease Receivable;

                           (M) with respect to which,  together with the related
                  Pledged Assets, all undisputed taxes, assessments, fines, fees and other liabilities have been paid before they became delinquent, and, to the best of the Borrower's knowledge, all filings in respect of any such taxes, assessments, fines, fees and other liabilities have been timely made (or if such undisputed taxes, fines, fees and other liabilities have not been paid when due, or such filings have not been timely filed, all penalties or other similar payments related thereto have been paid);

                           (N) which,  if  included  in a Lease  Pool,  will not
                  cause the sum of the Senior Outstanding Balances of Lease Receivables with an Individual Lease Senior Borrowing Base that is less than $20,000 to exceed 10% of the Senior Receivable Balance;

                           (O) which does not contractually  provide for a final
                  Periodic Installment of Rent in excess of 10.0% of the original purchase price of the related Equipment;

                           (P) which  does not  relate to an  equipment  upgrade
                  unless such equipment upgrade is set forth in an additional schedule to the related Lease;

                           (Q) good and marketable  title to which  (including a
                  100% first priority ownership interest in all Lease Receivables thereunder, all Related Security and Collections with respect thereto) has been conveyed by the Originator to the Borrower and for which all UCC filings necessary to perfect the Borrower's ownership interest in such Lease and the related Lease Receivables have been accomplished and a valid and perfected first-priority security interest to which has been granted by the Borrower to the Agent for the benefit of the Lenders, free and clear of any Adverse Claim;

                           (R) each Obligor of which has all the legal capacity,
                  power and right required for it to enter into the Lease and any supplemental agreements and to perform its obligations thereunder;

                           (S) which contains enforceable  provisions sufficient
                  to enable the Originator (or its assigns, including the Borrower and the Agent on behalf of the Lenders) to realize against the Equipment related thereto, subject to the Enforceability Exceptions;

                           (T) if a purchase option or early termination  option
                  exists with respect to the Lease, the payment required in connection with the exercise of such purchase option or early termination option is in an amount sufficient to recover the Senior Outstanding Balance plus any accrued implicit interest for the period commencing on the date as of which the Senior Outstanding Balance was last calculated and ending on the last day of the related Interest Period plus any applicable fees, costs or expenses (including early termination payments) resulting from the reduction of the aggregate notional amount of the Interest Rate Hedges with respect to such Lease Receivable;

                           (U) which  does not  constitute  a  "consumer  lease"
                  within   the   meaning  of  Article  2A  of  the  UCC  in  any
                  jurisdiction where such Article 2A has been adopted and governs the construction thereof;

                           (V) with  respect  to which,  the  Equipment  related
                  thereto is not a vehicle subject to a certificate of title (or other evidence of ownership) issued by a state department of motor vehicles, or other appropriate state governmental body; and

                           (W) with respect to which the related  Equipment  has
                  not, and will not to the best of the Borrower's knowledge, be used for the manufacture, transportation, treatment, storage, disposal, generation, remediation, removal, release, discharge, refining or handling of any substance defined by, regulated under, or subject to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. and the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901.

                  "ELIGIBLE LEASE RECEIVABLES BALANCE" means, at any time, the sum of the remaining Periodic Installments of Rent on all Eligible Lease Receivables.

                  "ENFORCEABILITY EXCEPTIONS" has the meaning assigned to that term in clause (xiv)(A) of the definition of "Eligible Lease Receivable".

                  "EQUIPMENT" means all equipment leased or financed by the Borrower (as assignee of the Originator or otherwise), together with all additions, replacements, substitutions, parts, repairs, accessories, upgrades, accessions or attachments thereto.

                  "EQUIPMENT BOOK VALUE" means, with respect to any Lease, the book value of the Equipment related thereto as of the end of the term of such lease as reflected on the books and records of the Borrower.

                  "EQUIPMENT POOL" means, with respect to each Residual Lease Pool, the Equipment related to the Leases included in such Residual Lease Pool.

                  "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

                  "ERISA AFFILIATE" means, with respect to any Person, any (i) corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the IRC) as such Person; (ii) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the IRC) with such Person or (iii) member of the same affiliated service group (within the meaning of Section 414(m) of the IRC) as such Person, any corporation described in clause (i) above or any partnership or other trade or business described in clause (ii) above.

                  "EUROCURRENCY LIABILITIES" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "EVENT OF TERMINATION" has the meaning assigned to that term in SECTION 8.01.

                  "EXCESS LIQUIDITY INTEREST" means, as of any Settlement Date, to the extent the Senior Lender has assigned the Senior Advances to the Liquidity Providers, the portion of the Senior Interest applicable to such Senior Advances which exceeds an amount equal to the Senior Interest had such Senior Interest with respect to such Senior Advances been calculated using the LIBO Rate without any spread added thereto as the Senior Interest Rate.

                  "EXCESS REMARKETING PROCEEDS" means, with respect to a Residual Lease Pool, the aggregate amount (if any) of the Remarketing Proceeds with respect to Equipment relating to such Residual Lease Pool received after the Residual Advances with respect to such Residual Lease Pool have been paid in full.

                  "FACILITY DOCUMENTS" shall mean collectively, this Agreement, the Lease Sale and Contribution Agreement, the Liquidity Agreement, the Capital Associates Demand Note, the Fee Letter, the Lockbox Account Agreement, the
Collection Account Agreement, the Custody Agreement, the Interest Rate Hedges and all other agreements, documents and instruments delivered pursuant thereto or in connection therewith.

                  "FACILITY LIMIT" means $50,000,000 PROVIDED, that the Facility Limit shall automatically increase to $100,000,000 at such time as (x) the aggregate commitments under the Liquidity Agreement of the Liquidity Providers other than KeyBank equals or exceeds $50,000,000 and (y) the aggregate commitments under the Liquidity Agreement of KeyBank, as Liquidity Provider, equals or exceeds $50,000,000 (it being understood that KeyBank will not reduce its commitment of $50,000,000 under the Liquidity Agreement as a result of the syndication of an additional $50,000,000 of such commitments), PROVIDED, FURTHER, that at all times on and after the Termination Date, the "FACILITY LIMIT" shall mean the aggregate outstanding principal of the Advances.

                  "FAST PAY TRIGGER"  means,  as of any  Settlement  Date, (a) a
Default Ratio Trigger Event has occurred or (b) (x) the Senior Receivables Balance as of the end of the month immediately preceding such Settlement Date minus the Overconcentration Amount as of the end of such month MINUS the sum of the outstanding Senior Advances as of the end of such month is less than (y) the Senior Required Enhancement Floor as of such Settlement Date.

                  "FEDERAL FUNDS RATE" means, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the KeyBank from three Federal funds brokers of recognized standing selected by it.

                  "FEE LETTER" means the Fee Letter dated as of the date hereof among the Agent, the Borrower and the Originator.

                  "FILING LOCATIONS" means those States (and any subdivisions thereof, as required by the laws of such State) where Equipment is located.

                  "FINANCE LEASE" means a Lease whereby the Originator has, for purposes of applicable state commercial law, made a loan to the Obligor, which loan is secured by the Obligor's ownership interest in the related Equipment, and the lease or installment payments thereon represent repayment on such loan.

                  "FULLY REMARKETED EQUIPMENT" means, at any time (i) Equipment which became Remarketed Equipment as a result of the sale thereof or (ii) which otherwise constitutes Remarketed Equipment but with respect to which no

Remarketing Proceeds have been realized for the immediately preceding 180 days (it being understood that the calculation of the Actual Realization Rate will include all Remarketing Proceeds whether received before or after Remarketed Equipment becomes Fully Remarketed Equipment.

                  "INDEBTEDNESS" of any Person means (i) indebtedness of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations of such Person to pay the deferred purchase price of property or services, (iv) obligations of such Person as lessee or payor under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (v) obligations secured by any lien or other charge upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (vi) obligations of such Person in connection with any letter of credit issued for the account of such Person and
(vii) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (vi) above.

                  "INDIVIDUAL LEASE JUNIOR BORROWING BASE" means, with respect to any Lease Receivable, an amount equal to the product of (x) the Junior Outstanding Balance of such Lease Receivable and (y) ten percent (10%).

                  "INDIVIDUAL LEASE RESIDUAL BORROWING BASE" means, with respect to each Lease included in a Lease Pool which has a fair market value purchase option and the Equipment related to which is located in the United States, the lesser of (i) the product of (x) the Equipment Book Value of the Equipment related to such Lease and (y) the applicable percentage determined in accordance with the table attached to the Side Letter as SCHEDULE 1 under the appropriate Residual Realization Percentage on the applicable Settlement Date and (ii) the product of (x) the Original Equipment Cost of the Equipment related to such Lease and (y) the applicable percentage determined in accordance with the table attached to the Side Letter as SCHEDULE 2 under the appropriate equipment and term.

                  "INDIVIDUAL LEASE SENIOR BORROWING BASE" means, with respect to any Lease Receivable, an amount equal to the product of (x) the Senior Outstanding Balance of such Lease Receivable and (y) a percentage equal to 100% minus the Senior Required Enhancement Percentage as of the immediately preceding Settlement Date.

                  "INDUSTRY SIC CODES" means those codes identified as such by Dunn & Bradstreet in its publications.

                  "INTEREST" means, for any Interest Period, the sum of Senior Interest, Junior Interest and Residual Interest for such Interest Period.

                  "INTEREST PERIOD" means, initially, the period beginning on the date of the initial Advances hereunder and ending on the immediately succeeding Settlement Date and, thereafter, shall mean the period beginning on the day following the last day of the immediately preceding Interest Period and ending on the earlier of (i) the immediately succeeding Settlement Date and (ii) the Termination Date.

                  "INTEREST RATE HEDGES" means interest rate swap or similar agreements entered into by the Borrower in connection herewith to provide protection to, or minimize the impact upon, the Borrower of increasing interest rates with respect to Senior Advances and Junior Advances.

                  "INTEREST RATE HEDGE ASSIGNMENT ACKNOWLEDGMENT" means an acknowledgment in substantially the form of Exhibit D executed by a counterparty to an Interest Rate Hedge (if other than in favor of the Agent).

                  "IRC" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

                  "IRS" means the Internal Revenue Service of the United States of America.

                  "JUNIOR ADVANCE" means an advance of funds by the Junior Lender in accordance with the terms of SECTION 2.01(b).

                  "JUNIOR BORROWING BASE" means, as of each Settlement Date, an amount equal to the product of (a) ten percent (10%) and (b) the Junior Receivables Balance (including the Junior Outstanding Balances of Lease Receivables included in the Lease Pool relating to such Settlement Date) as of the end of the month immediately preceding such Settlement Date.

                  "JUNIOR DISCOUNT RATE" means, for each Lease included in a Lease Pool, a per annum rate equal to the sum of (i) the fixed interest rate per annum the Borrower is obligated to pay under the Interest Rate Hedge entered into with respect to such Lease Pool and (ii) 2.80%.

                  "JUNIOR INTEREST" means, for any Interest Period, the product of:

                                    JR x AJA x ED
                                               ---
                                               360

where:

         AJA = the average daily outstanding Aggregate Junior Advances during Interest Period.

         JR  =   the Junior Interest Rate for such Interest Period.

         ED  =   the actual number of days elapsed during such Interest Period.

PROVIDED, HOWEVER that (i) no provision of this Agreement shall require the payment or permit the collection of Junior Interest in excess of the maximum

                                      -14
permitted by applicable law and (ii) Junior Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

                  "JUNIOR INTEREST RATE" means, for any Interest Period, a per annum rate equal to the sum of (i) the LIBO Rate for such Interest Period and
(ii) 2.8%.

                  "JUNIOR LENDER" means KCCI, together with its successors and permitted assigns.

                  "JUNIOR NOTE" means that  promissory note described as such in
SECTION 2.02(b) hereof.

                  "JUNIOR OUTSTANDING BALANCE" means, with respect to any Lease Receivable, an amount equal to the present value of the Periodic Installments of Rent relating to such Lease Receivable, determined by discounting on a monthly basis (assuming a calendar year consisting of twelve thirty-day months) such Periodic Installment of Rents from the end of the calendar month in which each such Periodic Installment of Rent is due, at a rate equal to the Junior Discount Rate with respect thereto. Notwithstanding anything to the contrary contained in this Agreement, if any Periodic Installment of Rent was not paid when due and if such payment remains unpaid at the time the Junior Outstanding Balance of the related Lease Receivable is calculated for any purpose, then the "JUNIOR OUTSTANDING BALANCE" of such Lease Receivable shall include such unpaid payment.

                  "JUNIOR RECEIVABLES BALANCE" means, at any time, the sum of the Junior Outstanding Balances of all Eligible Lease Receivables at such time.

                  "KCCI" has the meaning given to such term in the preamble to this Agreement.

                  "KEYBANK" means KeyBank National Association, a national banking association.

                  "LEASE" means a contract in the form of a lease, installment sales contract, unsecured promissory note, promissory note/security agreement or other similar type of chattel paper pursuant to which the Borrower (as assignee of the Originator or otherwise) leases Equipment to or finances the acquisition of Equipment by an Obligor.

                  "LEASE POOL" means those Leases and related Lease Receivables, Related Security and Collections sold or contributed by the Originator to the Borrower pursuant to the Lease Sale and Contribution Agreement on the same Settlement Date.

                  "LEASE RECEIVABLE" means, with respect to any Lease at any time, any Periodic Installment of Rent then or thereafter payable by the Obligor under such Lease, or any supplemental or additional payment, if any, required by the terms of such Lease with respect to insurance, maintenance, ancillary products and services and other specific charges, excluding any such payments or charges which constitute sales or use taxes, personal property taxes, or the price for a purchase option.

                  "LEASE SALE AND CONTRIBUTION AGREEMENT" means that certain Lease Receivables Sale and Contribution Agreement of even date herewith between the Originator and the Borrower, as such agreement may be amended, supplemented, restated or otherwise modified from time to time.

                  "LEASE SALE AND CONTRIBUTION AGREEMENT RIGHTS" means all right, title and interest of the Borrower in, to and under the Lease Sale and Contribution Agreement, including, without limitation, all obligations due and to become due to the Borrower from the Originator under or in connection therewith, whether as Lease Receivables or fees, expenses, costs, indemnities, insurance recoveries, damages for breach or otherwise, and all rights, remedies, powers, privileges and claims of the Borrower against the Originator under or with respect to the Lease Sale and Contribution Agreement.

                  "LEASE TERMINATION PAYMENT" means a payment made by an Obligor under a Lease upon the early termination of such Lease.

                  "LENDER" means each of the Senior Lender, the Junior Lender and the Residual Lender, and "LENDERS" means the Senior Lender, the Junior Lender and the Residual Lender, collectively.

                  "LIBO BUSINESS DAY" means a day of the year on which dealings are carried on in the London interbank market and banks are open for business in London and are not required or authorized to close in New York City, New York, Denver, Colorado, Chicago, Illinois or Cleveland, Ohio.

                  "LIBO RATE" for any Interest Period means the rate of interest per annum equal to the quotient of (a) an applicable interest rate per annum appearing on Telerate Page 3750 (or any successor page or if for any reason such rate is not available for any day, the rate per annum appearing on such other quotation service such as Reuters Screen LIBO Page) as the London interbank offered rate for deposits in U.S. dollars in a principal amount of not less than $1,000,000 for a period of one month at or about 11:00 A.M. (London time) on the second Business Day before (and for value on) the first day of such Interest Period, divided by, (b) one minus the LIBO Reserve Percentage (expressed as a decimal) applicable on such day for that Interest Period.

                  "LIBO RESERVE PERCENTAGE" of any Lender or the Agent for the Interest Period for any Advance with respect to which the Applicable Rate is the LIBO Rate means the reserve percentage applicable during such Interest Period (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender or the Agent, as applicable, with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

                  "LIQUIDITY AGREEMENT" means the Liquidity Agreement dated as of the date hereof among the Senior Lender and the Liquidity Providers pursuant to which the Senior Lender may from time to time assign part or all of its interests in the Senior Advances arising hereunder, as the same may from time to time be amended, restated, supplemented or otherwise modified.

                  "LIQUIDITY FEE" has the meaning given to such term in the Fee Letter.

                  "LIQUIDITY PROVIDER" means any of the financial institutions from time to time party to the Liquidity Agreement.

                  "LOCKBOX ACCOUNT" means the account in the name of CAI Lease Securitization - II Corp. and maintained at the Lockbox Account Bank for the purpose of receiving Collections and Remarketing Proceeds. The use and maintenance of the Lockbox Account shall be governed by the terms of the Lockbox Account Agreement.

                  "LOCKBOX   ACCOUNT   AGREEMENT"   means  that  certain  letter
agreement among the Originator, the Borrower, the Agent and the Lockbox Account Bank.

                  "LOCKBOX ACCOUNT BANK" means Norwest Bank Colorado, National Association.

                  "MANAGED  PORTFOLIO  RESIDUAL  REALIZATION  PERCENTAGE"  means
130%, provided, that, commencing with the quarter ending November 30, 1998, and annually thereafter "MANAGED PORTFOLIO RESIDUAL REALIZATION PERCENTAGE" shall mean an amount calculated by Capital Associates (such amount to be calculated and provided to the Agent in writing by no later than February 28 of each year) as the average percentage achieved on assets remarketed since July of 1996 (see
Schedule 3 to the Side Letter); PROVIDED, FURTHER, that, with respect to a Lease in a Residual Lease Pool, once more than 90% of the Equipment in such Residual Lease Pool has been remarketed, "MANAGED PORTFOLIO RESIDUAL REALIZATION PERCENTAGE" for such Lease shall mean the Actual Residual Realization Rate calculated within 90 days after the end of the relevant fiscal quarter for all Fully Remarketed Equipment relating to such Residual Lease Pool.

                  "MATERIAL ADVERSE EFFECT" means, with respect to any event, occurrence or omission, a materially adverse effect upon (i) the interests hereunder of the Agent or of any Lender in the Pledged Assets, or (ii) the ability of the Borrower or the Servicer to consummate the transactions contemplated by this Agreement and the other Facility Documents, or to perform their respective obligations hereunder or under the other Facility Documents.

                  "MAXIMUM LEASE POOL AMOUNT" means at the time of a related Advance an amount equal to the sum of (i) with respect to all Leases in a Lease Pool that have a Risk Rating of "3(c)" and/or with respect to which a Residual Advance is made, 93% of the sum of the Original Equipment Costs of the Equipment related to such Leases and (ii) with respect to all Leases in a Lease Pool that have a Risk Rating of "1", "2", "3(a)" or "3(b)" and with respect to which a Residual Advance is not made, 100% of the sum of the Original Equipment Costs of the Equipment related to such Leases.

                  "MOODY'S" means Moody's Investors Service, Inc. and its successors.

                  "MULTIEMPLOYER PLAN" means, with respect to any Person, a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is, or within the immediately preceding six (6) years was, contributed to by either such Person or any ERISA Affiliate of such Person.

                  "NOTE" means each of the Senior Note, the Junior Note and the Residual Note, and "NOTES" means the Senior Note, the Junior Note and the Residual Note, collectively.

                  "NOTICE OF BORROWING" means a written notice, in substantially the form of EXHIBIT E, delivered by the Borrower to the Agent pursuant to
SECTION 2.02(a).

                  "OBLIGATIONS" means all present and future Indebtedness and other liabilities and obligations of the Borrower to the Lenders and/or any other Person, arising under or in connection with this Agreement and the other Facility Documents or the transactions contemplated thereby, and shall include, without limitation, all liability for principal of the Advances, Interest, fees, expense reimbursements, indemnifications, and other amounts due or to become due under this Agreement and under the Interest Rate Hedges.

                  "OBLIGOR" means a Person obligated to make payments on a Lease Receivable pursuant to a Lease.

                  "OBLIGOR UCC FILING REQUIREMENT" means, with respect to any Lease with an Original Equipment Cost equal to or greater than $25,000, that the Originator has obtained appropriate UCC financing statements (Form UCC-1) executed by the Obligor of such Lease which UCC financing statements have been filed in all applicable jurisdictions, so that, if such Lease is a Finance Lease, the Originator would reasonably be expected to have a first priority perfected security interest in the Equipment subject to such Lease.

                  "ORIGINAL EQUIPMENT COST" means with respect to the Equipment relating to a Lease, the amount paid by the Originator to acquire such Equipment.

                  "ORIGINATOR" means Capital Associates.

                  "OTHER FEES" means the sum of the amounts owed by the Borrower hereunder pursuant to SECTIONS 2.07, 2.08, 2.09, 10.01 and 11.06.

                  "OTHER TAXES" has the meaning assigned to that term in SECTION 2.09(b).

                  "OVERCONCENTRATION AMOUNT" means, at any time, an amount equal to the sum of:

                  (a) for each Obligor, the amount by which (i) the sum of the Senior Outstanding Balances of all Lease Receivables of such Obligor exceeds (ii) the Single Obligor Concentration Amount applicable to such Obligor;

                  (b) for each Obligor that is in a particular industry (as determined pursuant to Industry SIC Codes), the amount by which (i) the sum of the Senior Outstanding Balances of all Lease Receivables of all

         Obligors in that industry (excluding, for each such Obligor, any excess portions thereof determined under CLAUSE (a) above) exceeds (ii) 15.0% of the Senior Receivables Balance;

                  (c) for each Obligor that leases a type of Equipment listed on
         Schedule 2 to the Side Letter, the amount by which (i) the sum of the Senior Outstanding Balances of all Lease Receivables of all the Obligors that lease such type of Equipment (excluding, for each such Obligor, any excess portions thereof determined under CLAUSES (a) and
         (b) above) exceeds (ii) the percentage set forth under the heading "Pool Limit" on such Schedule 2 for such type of Equipment of the Senior Receivables Balance; and

                  (d) for each State of the United  States,  the amount by which
         (i) the aggregate Senior Outstanding Balance of all Lease Receivables of all such Obligors having a billing address in such State (excluding, for each such Obligor, any excess portions thereof determined under CLAUSES (a) through (c) above) exceeds (ii) 20% of the Senior Receivables Balance.

For purposes of this definition, Obligor shall mean each Obligor together with all of its Affiliated Obligors.

                  "PERIODIC INSTALLMENTS OF RENT" means, with respect to any Lease, the aggregate amount of rent installments payable by the Obligor under such Lease, excluding however, (i) all interim rents and (ii) all supplemental or additional payments, if any, required by the terms of such Lease with respect to sales and use taxes, personal property taxes, insurance, maintenance, purchase option payments, ancillary products and services and other specific charges.

                  "PERMITTED ENCUMBRANCE" means any of the following:

                  (a) liens, charges or other encumbrances for taxes and assessments (i) which are not yet due and payable or (ii) the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Borrower or Originator, as applicable, is maintaining adequate reserves in accordance with generally accepted accounting principles;

                  (b) liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Borrower and/or the Originator shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured;

                  (c) liens, charges or other encumbrances or priority claims incidental to the conduct of business or the ownership of properties and assets (including mechanics', carriers', repairers', warehousemen's and attorneys' liens and statutory landlords' liens) and deposits, pledges or liens to secure statutory obligations, surety or appeal bonds or other liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings the effect of which is to stay the enforcement of any such lien, charge or encumbrance;

                  (d) liens, charges or encumbrances in favor of any Lender, any Liquidity Provider or the Agent; and

                  (e) with respect to Equipment, the interest of an Obligor in such Equipment under the related Lease.

                  "PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.

                  "PLAN" means, with respect to any Person, an employee benefit plan defined in Section 3(3) of ERISA in respect of which such Person or any ERISA Affiliate of such Person is, or within the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

                  "PLEDGED ASSETS" means, at any time, (i) all then outstanding Leases, Lease Receivables, Related Security, Lease Sale and Contribution Agreement Rights, payments owing to the Borrower or the Agent on behalf of the Lenders (as applicable) under Interest Rate Hedges covering Lease Receivables and Collections with respect to, and other proceeds of, such Lease Receivables, including, without limitation, all Collections of Lease Receivables relating to payments due thereunder at any time during the month in which such Lease Receivable was acquired by the Borrower and (ii) all Equipment.

                  "PROGRAM FEE" has the meaning given to such term in the Fee Letter.

                  "RATING AGENCY" means, at any time, each nationally recognized rating agency which has provided a rating with respect to any of the Notes.

                  "RECORDS" means all Leases and other documents, books, records and other information (including without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained by Borrower with respect to Leases, the related Obligors and Equipment.

                  "RELATED SECURITY" means, with respect to any Lease,:

                  (i) all security interests or liens and property subject thereto from time to time purporting to secure payment of the Lease Receivable arising under such Lease, whether pursuant to such Lease or otherwise;

                  (ii) the assignment to the Agent, for the benefit of the Lenders, of all UCC financing statements or other filings covering any collateral securing payment of the Lease Receivable arising under such Lease;

                  (iii) all guarantees, indemnities, warranties, letters of credit, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of the Lease Receivable arising under such Lease whether pursuant to such Lease or otherwise;

                  (iv) all of the Borrower's right, title and interest in and to any proceeds of the sale or lease of Equipment that was repossessed from or returned by an Obligor of a Lease Receivable that was the subject of such Lease;

                  (v)  all Records related to such Lease; and

                  (vi) all proceeds of the foregoing.

                  "RELEASE CERTIFICATE" means a certificate from First Union National Bank in the form of Exhibit B pursuant to which First Union National Bank agrees to release its security interest in and deliver to the Collateral Custodian the original copies of the Leases to be included in the Lease Pool with respect to a Settlement Date upon payment of the amount specified in such certificate.

                  "REMARKETED EQUIPMENT" means Equipment which has been subject to resale, re-lease or other disposition or transfer.

                  "REMARKETING PROCEEDS" means the sum of (i) all cash proceeds received with respect to Remarketed Equipment which exceed the amount, if any, necessary to pay in full all Lease Receivables under the Lease relating to such Remarketed Equipment and (ii) any excess of prepayments of Lease Receivables in the amount by which each prepayment exceeds the sum of the Senior Outstanding Balance of the related Lease Receivable plus any applicable fees, costs or expenses (including early termination payments) resulting from the reduction of the aggregate notional amount of the Interest Rate Hedges with respect to such Lease Receivable.

                  "RESIDUAL ADVANCE" means an advance of funds by the Residual Lender in accordance with the terms of Section 2.01.

                  "RESIDUAL BORROWING BASe" means, with respect to the Residual Advance for a Lease Pool the sum of the Individual Lease Residual Borrowing Bases for each Lease included in such Lease Pool.

                  "RESIDUAL INTEREST" means, for any Interest Period, the product of:

                                    ARA x RR x ED
                                               ---
                                               360

where:

         ARA = the average daily outstanding Aggregate Residual Advances during such Interest Period.

         RR  =   the Residual Interest Rate for such Interest Period.

         ED  =   the actual number of days elapsed during such Interest Period.

PROVIDED, HOWEVER that (i) no provision of this Agreement shall require the payment or permit the collection of Residual Interest in excess of the maximum permitted by applicable law and (ii) Residual Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

                  "RESIDUAL INTEREST RATE" means, for any Interest Period, a rate equal to the sum of (i) the LIBO Rate for such Interest Period and (ii) 3.25% per annum.

                  "RESIDUAL  LEASE  POOL"  has the  meaning  given  such term in
SECTION 2.10.

                  "RESIDUAL LENDER" means KCCI, together with its successors and permitted assigns.

                  "RESIDUAL NOTE" means that promissory note described as such in SECTION 2.02(b) hereof.

                  "RESIDUAL REALIZATION PERCENTAGE" means the Managed Portfolio Residual Realization Percentage, PROVIDED, that, for each Settlement Date after the date on which 90% of the Equipment subject to the Leases in the initial Residual Lease Pool has become Fully Remarketed Equipment, the "Residual
Realization Rate" shall be the Actual Residual Realization Rate for such Settlement Date.

                  "REUTERS SCREEN LIBO PAGE" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

                  "RISK RATING" means Capital Associates internal rating system for Obligors together with the additional rating descriptions attached to the Side Letter as SCHEDULE 4.

                  "S&P" means Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc., and its successors.

                  "SENIOR ADVANCE" means an advance of funds by the Senior Lender in accordance with the terms of SECTION 2.01.

                  "SENIOR BORROWING BASE" means the lesser of (i) the product of
(x) the Senior Receivables Balance (including the Senior Outstanding Balances of Lease Receivables included in the Lease Pool relating to such Settlement Date) as of the end of the month immediately preceding such Settlement Date MINUS the

Overconcentration Amount as of the end of such month and (y) a percentage equal to 100% MINUS the Senior Required Enhancement Percentage and (ii) the Senior Receivables Balance (including the Senior Outstanding Balances of Lease Receivables included in the Lease Pool relating to such Settlement Date) as of the end of the month immediately preceding such Settlement Date MINUS the Overconcentration Amount as of the end of such month MINUS the Senior Required Enhancement Floor.

                  "SENIOR DISCOUNT RATE" means, for each Lease included in a Lease Pool, a per annum rate equal to the sum of (a) the fixed interest rate per annum the Borrower is obligated to pay under the Interest Rate Hedge entered into with respect to such Lease Pool, PLUS (b) the Senior Margin Rate in effect at the time of the Senior Advance with respect to such Lease Pool.

                  "SENIOR INTEREST" means, for any Interest Period, the product of:

                                    ASA x SR x ED
                                               ---
                                               360

where:

         ASA = the average daily outstanding Aggregate Senior Advances during such Interest Period.

         SR  =   the Senior Interest Rate for such Interest Period.

         ED  =   the actual number of days elapsed during such Interest Period.

PROVIDED, HOWEVER that (i) no provision of this Agreement shall require the payment or permit the collection of Senior Interest in excess of the maximum permitted by applicable law and (ii) Senior Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

                  "SENIOR INTEREST RATE" means, for any Interest Period, an interest rate per annum equal to the LIBO Rate; PROVIDED, HOWEVER, if the Senior Lender has assigned the Senior Advances to the Liquidity Providers, "SENIOR INTEREST RATE" shall mean an interest rate per annum equal to the LIBO Rate PLUS one percent (1%); ALSO PROVIDED, that (i) if an Advance is made hereunder on any day other than the last day of an Interest Period, the "SENIOR INTEREST RATE" applicable to the Advance shall be the Alternate Base Rate in effect from time to time until the end of the then applicable Interest Period; (ii) in the case of any Interest Period of less than one month, the "SENIOR INTEREST RATE" for such Interest Period shall be the Alternate Base Rate in effect during such Interest Period unless the Agent and the Borrower agree in writing to a different rate; (iii) if it shall become unlawful for KeyBank to obtain funds in the London interbank market in order to make, fund or maintain any Advance hereunder or deposits in dollars (in the applicable amounts) are not being offered by KeyBank in the London interbank market then the "SENIOR INTEREST
RATE" for any Interest Period shall be calculated using an interest rate per annum equal to the Alternate Base Rate; and (iv) following the occurrence of any Event of Termination or if the Senior Note (at any time after it is initially rated A- by a Rating Agency) is rated below A- by such Rating Agency, the "SENIOR INTEREST RATE" for each Interest Period shall be the sum of the applicable interest rate per annum determined pursuant to provisions set forth above plus one and one-half percent (1.5%) per annum.

                  "SENIOR LENDER" means Concord Minutemen Capital Company, LLC, a Delaware limited liability company, together with its successors and permitted assigns.

                  "SENIOR MARGIN RATE" means, with respect to the Senior Advance made with respect to a Lease Pool, the sum of the per annum rates or percentages applicable from time to time to calculate each of the Servicer Fee, the Program Fee, the Liquidity Fee, the Other Fees, the Administrative Fee and the fees, if any, payable by the Borrower with respect to Interest Rate Hedges related to such Lease Pool.

                  "SENIOR NOTE" means that  promissory note described as such in
SECTION 2.02(b) hereof.

                  "SENIOR OUTSTANDING BALANCE" means, with respect to any Lease Receivable, an amount equal to the present value of the Periodic Installments of Rent relating to such Lease Receivable, determined by discounting on a monthly basis (assuming a calendar year consisting of twelve thirty-day months) such Periodic Installments of Rent from the end of the calendar month in which each such Periodic Installment of Rent is due, at a rate equal to the Senior Discount Rate with respect thereto. Notwithstanding anything to the contrary contained in this Agreement, if any Periodic Installment of Rent was not paid when due and if such payment remains unpaid at the time the Senior Outstanding Balance of the related Lease Receivable is calculated for any purpose, then the "SENIOR OUTSTANDING BALANCE" of such Lease Receivable shall include such unpaid payment.

                  "SENIOR RECEIVABLES BALANCE" means, at any time, the sum of the Senior Outstanding Balances of all Eligible Lease Receivables at such time.

                  "SENIOR REQUIRED ENHANCEMENT FLOOR" means an amount equal to the greater of (a) the product of (i) twenty-five percent (25%) and (ii) the greater of (x) the product of the Senior Receivables Balance and a percentage equal to 100% minus the Senior Required Enhancement Percentage, calculated on the first Settlement Date to occur on or after the Termination Date and (y) the product of the Senior Receivables Balance and a percentage equal to 100% minus the Senior Required Enhancement Percentage, calculated on the last Settlement Date on which an Advance was made hereunder and (b) the greatest of (i) the largest of the aggregate Senior Outstanding Balances of Lease Receivables of an Obligor that is rated A- or higher by S&P, (ii) the sum of the two largest aggregate Senior Outstanding Balances of Obligors that are rated BBB- through BBB+ by S&P and (iii) the sum of the seven largest aggregate Senior Outstanding Balances of Obligors that are rated below BBB- by S&P.

                  "SENIOR REQUIRED ENHANCEMENT PERCENTAGE" means, with respect to any Settlement Date, the greatest of (a) 15.0%, and (b) the Dynamic Credit Enhancement Percentage calculated as of such Settlement Date.

                  "SERVICER" means at any time the Person(s) then authorized pursuant to SECTION 7.02 to service, administer, bill and collect Lease Receivables.

                  "SERVICER  ADVANCE"  has the meaning  assigned to that term in
SECTION 4.01(a)(iii).

                  "SERVICER FEE" means a fee with respect to each Interest Period, payable to the Agent in arrears for the account of the Servicer, equal to the product of (i) the average daily Senior Receivables Balance during such Interest Period and (ii) the per annum rate of 0.50%.

                  "SERVICER REPLACEMENT EVENT" means the occurrence of any of the following:

                  (a) The Servicer shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall remain unremedied for two Business Days; or

                  (b) The Servicer shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Facility Document on its part to be performed or observed and any such failure shall remain unremedied for fifteen days after written notice from the Agent, PROVIDED, that such grace period shall not apply to a breach of the financial covenants contained in SECTION 6.04(d); or

                  (c) Any representation or warranty made or deemed to be made by the Servicer (or any of its Designated Officers) under this Agreement, any Servicer Report or any Notice of Borrowing shall prove to have been false or incorrect in any material respect when made; PROVIDED, HOWEVER, that to the extent any breach of any such representation or warranty may be cured within fifteen days, the Servicer shall have fifteen days after learning of such breach to make such representation and warranty true and correct; or

                  (d) (i) The Servicer shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Servicer (an "Involuntary Proceeding") seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or (ii) the Servicer's Board of Directors shall vote affirmatively to authorize any of the actions set forth in CLAUSE (i); PROVIDED, HOWEVER, that if any Involuntary Proceeding (as defined above) is dismissed within sixty (60) days after its commencement, and if no other Servicer Replacement Event has occurred, then following such dismissal, the program and the Servicer shall be reinstated as if the Servicer Replacement Event had not occurred; or

                  (e) The Servicer shall fail to pay any principal or premium or interest on any recourse Indebtedness or Indebtedness under which the applicable lender acquires recourse for any reason when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or any other default under any agreement or instrument relating to any such recourse Indebtedness of the Servicer or any other event, shall occur and the effect of such default or event is to permit the acceleration of the maturity of such Indebtedness and such default is neither waived by the applicable lender nor cured, in each case within five (5) days of the date of such default, or any such Indebtedness shall be accelerated; or

                  (f) There shall have been any material adverse change in the financial condition or operations of the Servicer since May 31, 1998, or there shall have occurred any other event which materially adversely affects the ability of the Servicer to collect Lease Receivables generally or the ability of the Servicer to perform hereunder, in each case, as determined in the reasonable judgment of the Agent; or

                  (g) As of the last day of any month or fiscal quarter, as the case may be, the Actual Residual Realization Rate or the Managed Portfolio Residual Realization Percentage is less than 100%.

                  "SERVICER REPORT" means a report, in substantially the form of EXHIBIT A, furnished by the Servicer to the Agent for the benefit of the Lenders pursuant to SECTION 7.03.

                  "SETTLEMENT DATE" means the date of the initial Advance and thereafter, the 12th of each calender month; PROVIDED, that if in any month such day is not a Business Day, the "SETTLEMENT DATE" for such month shall be the first Business Day following such 12th day.

                  "SIDE LETTER" means that certain Letter Agreement dated as of the date hereof among the parties hereto.

                  "SINGLE OBLIGOR CONCENTRATION AMOUNT" means, at any time, an amount equal to:

                  (a) for each Obligor rated A- or higher by S&P or A3 or higher by Moody's, 8% of the Senior Receivables Balance;

                  (b) for each Obligor rated BBB- through BBB+ by S&P or Baa3 through Baa1 by Moody's, 4% of the Senior Receivables Balance; and

                  (c) for each Obligor rated below BBB- by S&P or below Baa3 by Moody's or not rated by S&P and Moody's, 2% of the Senior Receivables Balance.

                  "STATED MATURITY DATE" means August 18, 2001.

                  "SUBSIDIARY" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

                  "TAXES" has the meaning assigned to that term in SECTION 2.09(a).

                  "TELERATE   PAGE  3750"   shall  mean  the   British   Bankers
Association Libor Rates (determined at 11:00 a.m. London time) that are published by Dow Jones Telerate, Inc.

                  "TERMINATION DATE" means the earliest of (i) that Business Day which the Borrower designates as the Termination Date by notice to the Agent at least fifteen Business Days prior to such Business Day, (ii) the expiration and nonrenewal of the commitments of the Liquidity Providers under the Liquidity Agreement, (iii) the declaration or automatic occurrence of the Termination Date pursuant to Section 8.01, and (iv) the Stated Maturity Date.

                  "TRUE LEASE" means a Lease which is not a Finance Lease.

                  "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

                  "WEIGHTED AVERAGE REMAINING LIFE" means, at any time, a term (calculated in years) equal to:


                                    Sn (Pn x Tn)

                                    ELRB

where:

         S    =  The   mathematical  symbol  for  summation.  The  summation  is
                 computed  from  1  to n,  where n is  the  number  of remaining
                 Periodic Installments of Rent which comprise all Eligible Lease
                 Receivables at such time.

         Pn   =  The  amount  of  the nth  Periodic  Installment  of  Rent which comprises such Eligible Lease Receivables.

         Tn   =  The  remaining  period,  in  years, from  such  time  until the scheduled due date of such nth Periodic Installment of Rent.

         ELRB =  The Eligible Lease Receivables Balance at such time.


                  SECTION 1.02. OTHER TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

                  SECTION 1.03. COMPUTATION OF TIME PERIODS. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

                  SECTION 2.01. ADVANCES. On the terms and conditions hereinafter set forth, the Lenders shall, upon the request of the Borrower as reflected in the Notice of Borrowing during the period from the date hereof to the Termination Date, on a Settlement Date make Advances to the Borrower as described in this SECTION 2.01. Prior to requesting any Advances with respect to a Lease Pool, the Borrower shall calculate (a) the Individual Lease Senior Borrowing Base, the Individual Lease Junior Borrowing Base and the Individual Lease Residual Borrowing Base for each Lease to be included in such Lease Pool and the Maximum Lease Pool Amount for such Lease Pool (such calculations being conducted for purposes of determining the Residual Borrowing Base), and (b) pro forma calculations of the Senior Borrowing Base, the Junior Borrowing Base and the Residual Borrowing Base, in each case, assuming that such Lease Pool has been sold or contributed to the Borrower. Based upon the foregoing calculations, the Borrower may request Advances with respect to such Lease Pool as follows:

                  (i) an advance made by the Senior Lender ("SENIOR ADVANCE"), PROVIDED, that such amount requested is equal to or less than the Senior Borrowing Base on such Settlement Date (as calculated above ) MINUS the Aggregate Senior Advances as of the opening of business on such Settlement Date;

                  (ii) an advance made by the Junior Lender ("JUNIOR ADVANCE"), PROVIDED, that such amount requested is equal to or less than the Junior Borrowing Base on such Settlement Date (as calculated above ) MINUS the Aggregate Junior Advances as of the opening of business on such Settlement Date; and

                  (iii) an advance made by the Residual Lender ("RESIDUAL ADVANCE"), PROVIDED, that such amount requested is equal to or less than the Residual Borrowing Base for the Lease Pool sold or contributed on such Settlement Date;

PROVIDED that any Advances with respect to a Lease Pool shall be subject to the following additional limitations:

                  (A) the initial Senior Advance shall be in a minimum principal amount of $7,500,000 and each subsequent Senior Advance shall be in a minimum principal amount of $5,000,000;

                  (B) each Residual Advance shall be in a minimum principal amount of $1,000,000;

                  (C) the sum of such  Advances  requested  pursuant  to CLAUSES
         (i), (ii) and (iii) of this SECTION 2.01 shall not exceed the Maximum Lease Pool Amount for such Lease Pool;

                  (D) after giving effect to such Senior Advances, the aggregate outstanding principal amount of all Senior Advances hereunder shall not exceed the Facility Limit at such time;

                  (E) no CP Disruption Event shall have occurred and be continuing as of the date of such Advance; and

                   (F) the satisfaction of the conditions precedent set forth in
         ARTICLE III.

                  SECTION 2.02.  MAKING ADVANCES.

                  (a) NOTICE OF BORROWING. At least 10 Business Days prior to a Settlement Date on which the Borrower desires the Lenders to make Advances, the Borrower shall (directly or through the Servicer) deliver to the Agent, and the Agent shall promptly thereafter deliver to the Lenders (but in no event later than two (2) Business Days prior to such Settlement Date), a Notice of Borrowing (which shall include the calculations made pursuant to SECTION 2.01). The Senior Lender shall promptly thereafter notify the Borrower and the Agent if a CP Disruption Event has occurred and is continuing. On such Settlement Date, the applicable Lender shall, upon satisfaction of the applicable conditions set forth in SECTION 2.01 and ARTICLE III, make available to the Agent at its address referred to in SECTION 2.07 the amount of the Senior Advance, the Junior Advance and the Residual Advance, as the case may be, described in SECTION 2.01 in same day funds by wire transfer to the Agent's Account at KeyBank National Association, Albany, New York, Account No. 325-760-034018, ABA# 021-300-077 or as otherwise specified by the Agent, and after receipt by the Agent of such funds, the Agent will make such funds immediately available to the Borrower by wire transfer to the Borrower's account at Norwest Bank of Denver, Account No. 1018219946, ABA# 102-000-076. If the Borrower withdraws, rescinds or otherwise cancels a Notice of Borrowing less than two Business Days prior to the related Settlement Date, the Borrower shall pay to each Lender any and all costs, expenses and losses incurred in connection with the termination of the funding, if any, obtained or committed with respect to the Advance requested by the Borrower pursuant to such Notice of Borrowing.

                  (b) NOTES. All of the Senior Advances shall be evidenced by a promissory note in the form attached hereto as EXHIBIT F-1 (the "SENIOR NOTE") appropriately completed, duly executed and delivered on behalf of the Borrower and payable to the order of the Senior Lender. All of the Junior Advances shall be evidenced by a promissory note in the form attached hereto as EXHIBIT F-2 (the "JUNIOR NOTE") appropriately completed, duly executed and delivered on behalf of the Borrower and payable to the order of the Junior Lender. All of the Residual Advances shall be evidenced by a promissory note in the form attached hereto as EXHIBIT F-3 (the "RESIDUAL NOTE") appropriately completed, duly executed and delivered on behalf of the Borrower and payable to the order of the Residual Lender. The borrowing date and principal amount of each Advance, the Applicable Interest Rate and Interest Period applicable thereto and each repayment or prepayment of principal thereof shall be recorded in the applicable Lender's internal records and, prior to any transfer of a Note, on the grid schedule annexed, thereto, and the Borrower hereby authorizes the Lenders to make such recordation; PROVIDED, HOWEVER, that the failure of any Lender to set forth any or all of such information on such schedule or any error in such schedule shall not in any manner affect the obligation of the Borrower to repay such Lender the principal amount actually advanced under such Note together with accrued interest thereon in accordance with the terms hereof and of such Note. Such updated grid schedules, or other proper records maintained by any Lender in lieu thereof, shall, in the absence of demonstrable error, be presumptively correct evidence of the Advances made by such Lender to the Borrower.

                  SECTION 2.03. TRANSFERS OF INTERESTS. Notwithstanding anything to the contrary contained in this Agreement, none of the Agent, any Lender or any Liquidity Provider shall have any affirmative obligation or liability with respect to any Leases or related Lease Receivables or Equipment or any other Pledged Assets (including, without limitation, any Interest Rate Hedges unless it is a party thereto), other than the obligation to observe the quiet enjoyment right of the Obligors, nor shall any of them be obligated to perform any of the affirmative obligations of the Borrower or the Originator thereunder.

                  SECTION 2.04. USE OF PROCEEDS. The Borrower shall use all proceeds of the (a) Senior Advances and Junior Advances to pay (x) to the Originator amounts due in respect of the purchase of Lease Receivables under the Lease Sale and Contribution Agreement and (y) the administrative and operational costs of the Borrower incurred in the ordinary course of its business and (b) Residual Advances to make loans to Capital Associates (each, a "Demand Loan") which shall be evidenced by the Capital Associates Demand Note..

                  SECTION 2.05. MATURITY OF ADVANCES. The principal amount of each Advance shall be due and payable in accordance with the settlement procedures described in SECTION 4.01.

                  SECTION 2.06. PAYMENTS AND COMPUTATIONS, Etc. All amounts to be paid or deposited by the Borrower or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (New York City time) on the day when due in lawful money of the United States of America in immediately available funds to the Collection Account. The Borrower shall, to the extent permitted by law, pay to the Agent interest on all amounts not paid or deposited when due hereunder (whether owed by the Borrower or the Servicer) at 2% per annum above the Alternate Base Rate, payable on demand; PROVIDED, HOWEVER, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. Such interest shall be retained by the Agent except to the extent that such failure to make a timely payment or deposit has continued beyond the date for distribution by the Agent of such overdue amount to the applicable Lender or the applicable Liquidity Provider, in which case such interest accruing after such date shall be for the account of, and distributed by the Agent to the such Lender or such Liquidity Provider. All computations of interest and all computations of Senior Interest, Junior Interest, Residual Interest, Program Fees, Liquidity Fees, Servicer Fees, the Administrative Fee and Other Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

                  SECTION 2.07. INCREASED COSTS. (a) If due to either: (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation by any governmental or regulatory authority or agency of any law or regulation

(other than laws or regulations relating to taxes) or (ii) the compliance by any Lender or any Liquidity Provider with any guideline or request from any central bank or other governmental authority (whether or not having the force of law),
(1) there  shall be an  increase  in the cost to such  Lender or such  Liquidity
Provider of accepting, funding or maintaining any Advance hereunder, (2) there shall be a reduction in the amount receivable to such Lenders with regard to any Advance or (3) such Lender or such Liquidity Provider shall be required to make a payment calculated by reference to the Advances made hereunder or Senior Interest, Junior Interest or Residual Interest received by it, then the Borrower shall, from time to time, upon demand by the Agent, pay the Agent for the account of the such Lender or such Liquidity Provider (as a third party beneficiary, in the case of any Affected Party other than a Lender), that portion of such increased costs incurred, amounts not received or required payment made or to be made, which the Agent reasonably determines is attributable to accepting, funding and maintaining any Advance hereunder. In determining such amount, the Agent may use any reasonable averaging and attribution methods. The applicable Lender or the applicable Liquidity Provider shall submit to the Borrower a certificate as to such increased costs incurred, amounts not received or receivable or required payment made or to be made, which certificate shall, in the absence of demonstrable error, be conclusive and binding for all purposes. Each of the Agent, each Lender and each Liquidity Provider agrees to use its best efforts to promptly notify the Borrower upon learning that amounts for which it is entitled to seek reimbursement under this
SECTION 2.07 have begun to accrue.

                  (b) With respect to amounts owing under this SECTION 2.07, each Lender agrees that it will use its reasonable efforts to reduce or eliminate any claim for compensation pursuant to said SECTION 2.07 including, subject to applicable law, a change in its applicable lending office for this transaction; PROVIDED, HOWEVER, that nothing herein contained shall obligate any Lender to take any action which, in the opinion of such Lender, is unlawful, otherwise adverse to its interests or results in any unreimbursed cost or expense to such Lender, which cost or expense would not have been incurred but for such action.

                  SECTION 2.08. INCREASED CAPITAL. (a) If either (i) the introduction of or any change in or in the interpretation by any governmental or regulatory authority or agency of any law or regulation or (ii) compliance by any Affected Party with a change in or any new guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Affected Party or such Affected Party determines that the amount of such capital is increased by or based upon the existence of any Lender's agreement, in its discretion, to make or maintain Advances hereunder and other similar agreements or facilities, then, upon demand by such Affected Party or the Agent, the Borrower shall immediately pay to such Affected Party (as a third party beneficiary, in the case of any Affected Party other than a Lender) or the Agent for the account of such Affected Party from time to time, as specified by such Affected Party or the Agent, additional amounts sufficient to compensate such Affected Party in light of such circumstances, to the extent that such Affected Party or the Agent on behalf of such Affected Party reasonably determines such increase in capital to be allocable to the existence any of the Lender's agreements hereunder. A certificate as to such amounts submitted to the Borrower by such Affected Party or the Agent, shall, in the absence of demonstrable error, be conclusive and binding for all purposes.

                  (b) With respect to amounts owing under this SECTION 2.08, such Affected Party agrees that it will use its reasonable efforts to reduce or eliminate any claim for compensation pursuant to said SECTION 2.08 including, subject to applicable law, a change in its applicable lending office for this transaction; PROVIDED, HOWEVER, that nothing herein contained shall obligate any Affected Party to take any action which, in the opinion of such Affected Party, is unlawful, otherwise adverse to its interests or results in any unreimbursed cost or expense to such Affected Party, which cost or expense would not have been incurred but for such action.

                  SECTION 2.09. TAXES. (a) Any and all payments and deposits required to be made hereunder or under any instrument delivered hereunder by the Borrower shall be made, in accordance with SECTION 2.06, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of an Affected Party, net income taxes that are imposed by the United States and franchise taxes and net income taxes that are imposed on such Affected Party by the state or foreign jurisdiction under the laws of which such Affected Party is organized or in which it is otherwise doing business or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If the Borrower or the Servicer shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Affected Party, (i) the Borrower shall make an additional payment to such Affected Party, in an amount sufficient so that, after making all required deductions (including deductions applicable to additional sums payable under this SECTION 2.09), such Affected Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or the Servicer, as the case may be, shall make such deductions and
(iii) the Borrower or the Servicer, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In  addition,  the  Borrower  agrees to pay any present or future stamp or other documentary taxes or any other excise or property taxes charges or similar levies which arise from any payment made hereunder or under any instrument delivered hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any instrument delivered hereunder (hereinafter referred to as "OTHER TAXES").

                  (c) The Borrower will indemnify each Affected Party (as a third party beneficiary, in the case of any Affected Party other than a Lender) for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
SECTION 2.09) paid by such Affected Party and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto whether or not such Taxes or Other Taxes were correctly or legally asserted. The payments with respect to this indemnification shall be made within 30 days from the date the Affected Party makes written demand therefor. A certificate as to the amount of such indemnification submitted to the Borrower by such Affected Party, setting forth the calculation thereof, shall, in the absence of demonstrable error, be conclusive and binding for all purposes.

                  (d) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this SECTION 2.09 shall survive the Collection Date.

                  (e) With respect to amounts owing under this SECTION 2.09, each Lender agrees that it will use its reasonable efforts to reduce or eliminate any claim for compensation pursuant to said SECTION 2.09 including, subject to applicable law, a change in its applicable lending office for this transaction; PROVIDED, HOWEVER, that nothing herein contained shall obligate any Lender to take any action which, in the opinion of such Lender, is unlawful, otherwise adverse to its interests or results in any unreimbursed cost or expense to such Lender, which cost or expense would not have been incurred but for such action.

                  SECTION 2.10. RESIDUAL LEASE POOLS. From time to time, as Residual Advances are made, the Servicer shall create new residual lease pools (each, a "RESIDUAL LEASE POOL"). Such a new Residual Lease Pool shall be created with respect to each increment of Residual Advances equaling (x) at least $2,500,000 if there are fifty (50) or more different Obligors under the related Leases or (y) $5,000,000 if there are less than fifty (50) different Obligors under the related Leases. Each such Residual Lease Pool shall be comprised of the Leases and related Lease Receivables, Related Security and Collections related to such Residual Advances and, with respect to the most recently created Lease Pool, any other Leases and related Lease Receivables, Related Security and Collections that have been included in a Lease Pool but have not been included in another Residual Lease Pool.

                  SECTION 2.11. INTEREST AND FEES. (a) Interest shall accrue on the Advances on each day of each Interest Period. On each Settlement Date, Senior Interest, Junior Interest and Residual Interest shall be due and payable by the Borrower with respect to the Interest Period related to such Settlement Date.

                  (b) On each Settlement Date, the Borrower shall pay to the Agent, the Program Fees, Liquidity Fees, the Administrative Fee and Other Fees with respect to the Interest Period relating to such Settlement Date.


                                   ARTICLE III

                             CONDITIONS OF ADVANCES

                  SECTION 3.01. CONDITIONS PRECEDENT TO INITIAL ADVANCES. The initial Advances hereunder shall be subject to the condition precedent that the Agent (or the Senior Lender in the case of the Liquidity Agreement under (k) below) shall have received, or waived the receipt of, the following, each in form and substance satisfactory to the Agent:

                  (a) This Agreement, the Senior Note, the Junior Note and the Residual Note executed by each applicable party thereto;

                  (b) A copy of the resolutions of the Board of Directors of the Borrower approving this Agreement, the Lease Sale and Contribution Agreement and the other Facility Documents to be delivered by it hereunder and the transactions contemplated hereby, certified by its Secretary or Assistant Secretary;

                  (c) The Articles of Incorporation of the Borrower certified by the Secretary of State of Delaware;

                  (d) Good Standing Certificates for the Borrower issued by the Secretary of State of Delaware dated a date reasonably near to the date of the initial Advance;

                  (e) A certificate of the Secretary or Assistant Secretary of the Borrower certifying (i) the names and true signatures of the officers authorized on its behalf to sign this Agreement, the Lease Sale and Contribution Agreement and the other Facility Documents to be delivered by it hereunder (on which certificate the Agent and the Lenders may conclusively rely until such time as the Agent shall receive from the Borrower a revised certificate meeting the requirements of this subsection (e)) and (ii) a copy of the Borrower's by-laws;

                  (f) Acknowledgment copies of the following UCC-1 financing statements (executed by the Originator and/or Borrower, as applicable):

                  (i) A UCC-1 financing statement filed with the Secretary of State of the State of Colorado naming the Originator, as debtor/seller, the Borrower as secured party/purchaser, the Agent, as assignee of the secured party, and the Leases and related assets transferred pursuant to the Lease Sale and Contribution Agreement as collateral; and

                  (ii) A UCC-1 financing statement filed with the Secretary of State of the State of Colorado naming the Borrower, as debtor, the Agent, as secured party, and the Pledged Assets as collateral;

                  (g) Certified copies of Requests for Information or Copies (Form UCC-11) (or a similar search report certified by a party acceptable to the Agent), dated a date reasonably near to the date of the initial Advance, listing all effective financing statements which name the Borrower or the Originator (under their respective present names and any previous names) as debtor and which are filed in the Office of the Secretary of State of Colorado, together with copies of such financing statements;

                  (h) The Lockbox Account Agreement executed by the Borrower and the Originator and acknowledged and agreed to by the Lockbox Account Bank together with an acknowledgment and authorization executed by the Agent;

                  (i) The Collection Account Agreement executed by the Borrower and the Originator and acknowledged and agreed to by the Collection Account Bank together with an acknowledgment and authorization executed by the Agent;

                  (j) The Lease Sale and Contribution Agreement, executed by the Borrower and the Originator;

                  (k) The Liquidity Agreement executed by the Senior Lender and the Liquidity Providers party thereto;

                  (l) The Fee Letter executed by the Borrower, the Originator and the Agent;

                  (m) A copy of the resolutions of the Board of Directors of the Originator approving the Lease Sale and Contribution Agreement and the other Facility Documents to be delivered by it hereunder and the transactions contemplated hereby, certified by its Secretary or Assistant Secretary;

                  (n) The Articles of Incorporation of the Originator certified by the Secretary of State of Colorado;

                  (o) Good Standing Certificates for the Originator issued by the Secretary of State of Colorado dated a date reasonably near to the date of the initial Advance;

                  (p) A certificate of the Secretary or Assistant Secretary of the Originator certifying (i) the names and true signatures of the officers authorized on its behalf to sign the Lease Sale and Contribution Agreement and the other Facility Documents to be delivered by it hereunder (on which certificate the Agent and the Lenders may conclusively rely until such time as the Agent shall receive from the Originator a revised certificate meeting the requirements of this subsection (m) and (ii) a copy of the Originator's by-laws;

                  (q) An opinion of Holme Roberts & Owen LLP, special counsel for the Originator and Borrower, as to corporate matters, perfection and enforceability of the Lease Sale and Contribution Agreement; and

                  (r) An opinion of Holme Roberts & Owen LLP, special counsel for the Originator and Borrower, as to enforceability of the Credit Agreement and related documents, true sale and non-consolidation matters.

                  SECTION 3.02. CONDITIONS PRECEDENT TO ALL ADVANCES. The Advances (including the initial Advances) by the Lenders to the Borrower on any Settlement Date shall be subject to the further conditions precedent that (a) on or prior to such Settlement Date, the Servicer shall have delivered to the Agent, (i) a completed Notice of Borrowing, (ii) a duly completed Servicer Report for the immediately preceding month, (iii) evidence (which may be in the form of a representation by the Borrower) that the Borrower has entered into Interest Rate Hedges satisfying SECTION 6.01(m) (together, for any Interest Rate Hedges the counterparty of which is not KeyBank, with an Interest Rate Hedge Assignment Acknowledgment duly executed by such counterparty and concurrently delivered to the Agent), and (iv) an executed Release Certificate relating to the Leases to be included in the Lease Pool for such Settlement Date; and (b) on such Settlement Date, the follow ing statements shall be true and the Borrower by accepting the amount of such Advances shall be deemed to have certified that:

                  (i) The  representations  and warranties  contained in SECTION
         5.01 are correct on and as of such day as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date,

                  (ii) No event has occurred and is continuing, or would result from such Advance which constitutes an Event of Termination or would constitute an Event of Termination but for the requirement that notice be given or time elapse or both, and

                  (iii) UCC-1 financing statements for the appropriate Filing Locations naming the Borrower, as debtor, the Agent, as secured party, and the Pledged Assets as collateral have been delivered to the Agent for filing or the Agent shall have received evidence (which may be in the form of a representation by the Borrower) that such filings have been made.


                                   ARTICLE IV

                              SETTLEMENT PROCEDURES

                  SECTION 4.01.  SETTLEMENT PROCEDURES.

         (a)  COLLECTIONS AND OTHER AMOUNTS.

                  (i) LEASE RECEIVABLE COLLECTIONS. Subject to SECTION 7.04(b), on each day, both before and after the Termination Date, the Servicer shall allocate all Collections of Lease Receivables deposited into or received in the Lockbox Account on such day as follows:

                           (1) All amounts in respect of such Collections pertaining to sales, use and personal property taxes attributable to the Leases that are included in a Lease Pool and related Equipment shall be set aside in a segregated tax account until the Servicer or the Agent uses such amounts to pay such taxes; and

                           (2) Consistent with the provisions of SECTION 7.04(a)
                  and SECTION 6.01(h), all remaining Collections shall, within two Business Days following receipt of information by the Servicer of the deposit of such Collections into the Lockbox Account, be transferred to the Collection Account.

                  (ii) PAYMENTS UNDER INTEREST RATE HEDGEs. Each payment from the applicable counterparty under an Interest Rate Hedge shall be made on a Settlement Date and set aside by the Servicer (or the Agent, as the case may be) and held in trust for the Lenders, the Liquidity Providers and the Borrower.

                  (iii) SERVICER ADVANCES. If the Servicer has not collected any scheduled Periodic Installment of Rent due on a Lease Receivable since the last Settlement Date and the Servicer reasonably believes that such Periodic Installment of Rent will be received in ordinary course, the

         Servicer may make an advance ("Servicer Advance") in an amount equal to such payment and remit the amount of such Servicer Advance to the Collection Account on the next Settlement Date. The Servicer shall be reimbursed for any such Servicer Advance from (i) subsequent
         Collections of such Periodic Installment of Rent or (ii) if such Servicer Advance is outstanding on the date on which the related Lease Receivable becomes a Defaulted Lease Receivable, from Collections as described in SECTIONS 4.01(b)(ii) and 4.01(c)(ii) hereof.

                  (iv) DEMAND NOTE PAYMENTS. On each Settlement Date, the Borrower shall demand repayment by the Originator of Demand Loans outstanding under the Capital Associates Demand Note to the extent that on any Settlement Date there are insufficient Remarketing Proceeds available to pay the amount of Residual Interest due and payable on such Settlement Date in accordance with SECTION 4.01(d) and use the funds from such repayment from the Originator to pay such shortfalls. In addition, if within 90 days following the termination of a Lease, the Residual Advance made in connection with the Residual Lease Pool containing such Lease has not been reduced by an amount equal to the sum of the Individual Residual Borrowing Bases for such Lease and all other Leases in such Residual Lease Pool which have been terminated for more than 90 days (whether as a result of the application of Remarketing Proceeds arising from the Remarketed Equipment relating to such Lease or otherwise under SECTION 4.01(d)), the Borrower shall demand repayment by the Originator of amounts outstanding under the Capital Associates Demand Note in the amount necessary to reduce such Residual Advance by an amount equal to such Individual Residual Borrowing Base. Notwithstanding the foregoing, in no event shall the Borrower be required to demand repayment of the Demand Loans in an aggregate amount which would exceed the aggregate principal amount of the Residual Advances and Residual Interest thereon.

                  (b) SETTLEMENT DATES -- PRE-TERMINATION DATE. On each Settlement Date occurring prior to the Termination Date, the Agent shall (based upon the allocations specified in the applicable Servicer Report) direct the Collection Account Bank to remit from the amounts set aside for the Lenders, the Liquidity Providers and the Borrower pursuant to SECTION 4.01(a)(i)(2) (other than Collections which constitute Remarketing Proceeds which shall be allocated and remitted in accordance with SECTION 4.01(d)) during or in respect of the immediately preceding month the following amounts for application to the following in the following order of priority:

                  (i) FIRST, to each counterparty under an Interest Rate Hedge, the net amount, if any, due to such counterparty thereunder as of such Settlement Date;

                  (ii) SECOND, to the Servicer the aggregate amount of any unreimbursed Servicer Advances relating to prior Settlement Dates;

                  (iii) THIRD, to the Servicer (if different than Capital Associates) in payment of the Servicer Fee for such Settlement Date;

                   (iv)  FOURTH,   to  the  Senior  Lender  and  the  applicable
         Liquidity Providers for application to the Senior Interest (other than Excess Liquidity Interest) due and payable on such Settlement Date;

                  (v) FIFTH, to the Agent for allocation to itself, the Senior Lender and the Liquidity Providers in payment of the Program Fee, the Liquidity Fee and the Administrative Fee (as the case may be) due and payable on such Settlement Date;

                  (vi) SIXTH, to the Junior Lender for application to Junior Interest due and payable on such Settlement Date;

                  (vii) SEVENTH, to the Senior Lender an amount equal to the excess, if any, of (x) Aggregate Senior Advances over (y) the Senior Borrowing Base (as set forth in the Servicer Report for such Settlement Date and after giving effect to the Lease Pool, if any, arising on such Settlement Date);

                  (viii) EIGHTH, to the Junior Lender, an amount equal to the excess, if any, of (x) Aggregate Junior Advances over (y) the Junior Borrowing Base (as set forth in the Servicer Report for such Settlement Date and after giving effect to the Lease Pool, if any, arising on such Settlement Date);

                  (ix) NINTH, to the Liquidity Providers, an amount equal to the Excess Liquidity Interest;

                  (x) TENTH, to the Servicer (if Capital Associates) in payment of the Servicer Fee for such Settlement Date;

                  (xi) ELEVENTH, to the Agent for allocation to itself, the Lenders and the Liquidity Providers in payment of the Other Fees due and payable on such Settlement Date; and

                   (xii) TWELFTH, to the Borrower all remaining amounts (if any) following the payment of the amounts set forth in CLAUSES (i) through
         (xi) above, which amounts the Borrower may use to pay the Residual Interest due on such Settlement Date.

                  (c) SETTLEMENT DATES -- POST-TERMINATION DATE. On each Settlement Date on and after the Termination Date, the Agent shall (based upon the allocations specified in the applicable Servicer Report) direct the Collection Account Bank to remit from the amounts set aside for the Lenders, the Liquidity Providers and the Borrower pursuant to Section 4.01(a) (other than Remarketing Proceeds which shall be allocated and remitted in accordance with
SECTION 4.01(d)) during or in respect of the immediately preceding month the following amounts for application to the following in the following order of priority:

                  (i) FIRST, to each counterparty under an Interest Rate Hedge, the net amount, if any, due to such counterparty thereunder as of such Settlement Date;

                  (ii) SECOND, to the Servicer the aggregate amount of any unreimbursed Servicer Advances relating to prior Settlement Dates;

                  (iii) THIRD, to the Servicer (if different than Capital Associates) in payment of the Servicer Fee for such Settlement Date;

                   (iv)  FOURTH,   to  the  Senior  Lender  and  the  applicable
         Liquidity Providers for application to the Senior Interest (other than Excess Liquidity Interest) due and payable on such Settlement Date;

                  (v) FIFTH, to the Agent for allocation to itself, the Senior Lender and the Liquidity Providers in payment of the Program Fee, the Liquidity Fee, and the Administrative Fee (as the case may be) due and payable on such Settlement Date;

                  (vi) SIXTH, to the Junior Lender for application to Junior Interest due and payable on such Settlement Date;

                  (vii) SEVENTH, to the Servicer (if Capital Associates) in payment of the Servicer Fee for such Settlement Date;

                  (viii) EIGHTH, to the Senior Lender, in reduction of the outstanding principal amount of the Senior Advances, an amount equal to the product of (A) the remaining amount available for distribution pursuant to this Section 4.01(c)(viii) and (B) a fraction having as its numerator the Aggregate Senior Advances at such time and as its denominator the sum of Aggregate Senior Advances and Aggregate Junior Advances at such time, provided, that on and after the occurrence of a Fast Pay Trigger (but only for so long as such Fast Pay Trigger shall be continuing in the case of clause (b) thereof), all remaining amounts available for distribution pursuant to this Section 4.01(c)(viii) shall be applied to reduce the outstanding principal amount of the Senior Advances until such Senior Advances are paid in full;

                  (ix) NINTH, to the Junior Lender, in reduction of the outstanding principal amount of the Junior Advances until such Junior Advance are paid in full;

                  (x) TENTH, to the Liquidity Providers, an amount equal to the Excess Liquidity Interest;

                  (xi) ELEVENTH, to the Agent for allocation to itself, the Lenders and the Liquidity Providers in payment of the Other Fees due and payable on such Settlement Date; and

                  (xii) TWELFTH, to be applied as Remarketing Proceeds pursuant to Section 4.01(d).

                  (d) REMARKETING PROCEEDS. On each Settlement Date, Remarketing Proceeds from the immediately preceding month shall be remitted as follows:

                  (i) FIRST, to the Residual Lender in payment of Residual Interest due and payable on such Settlement Date to the extent such Residual Interest has not been paid with other funds of the Borrower available for such purpose;

                  (ii) SECOND, to the Residual Lender in payment of the outstanding principal amount of the Residual Advance made in connection with the Residual Lease Pool containing the Lease which relates to the Remarketed Equipment giving rise to such Remarketing Proceeds;

                  (iii) THIRD, to the Residual Lender, until the Residual Advances have been paid in full, to the extent such Remarketing Proceeds include Excess Remarketing Proceeds, 50% of such Excess Remarketing Proceeds shall be applied to the Residual Advances which relate to Residual Lease Pools which contain Leases having the earliest maturity dates; and

                  (iv) FOURTH, any Remarketing Proceeds (including Excess Remarketing Proceeds) remaining after the payment in full of the amounts described in clauses (i) and (iii) above shall be remitted to the Borrower.


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 5.01. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

                  (a) DUE INCORPORATION AND GOOD STANDING. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified would not have a Material Adverse Effect.

                  (b) DUE AUTHORIZATION AND NO CONFLICT. The execution, delivery and performance by the Borrower of this Agreement, the Lease Sale and Contribution Agreement and all other Facility Documents to which it is a party, and the transactions contemplated hereby and thereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action on the part of the Borrower, do not contravene (i) the Borrower's charter or by-laws, (ii) any law, rule or regulation applicable to the Borrower, (iii) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on the Borrower or its property, the contravention of which would have a Material Adverse Effect or (iv) any order, writ, judgment, award, injunction or decree binding on the Borrower or its property, and do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties pursuant to any material indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement binding on the Borrower or its properties, the contravention of which would have a Material

Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. This Agreement and the Lease Sale and Contribution Agreement have been duly executed and delivered on behalf of the Borrower.

                  (c) GOVERNMENTAL CONSENT. The Borrower has obtained all authorizations or approvals or other actions by, and has given such notices and made such filings with, any governmental authority or regulatory body that are required for the due execution, delivery and performance by the Borrower of this Agreement, the Lease Sale and Contribution Agreement or any other Facility Document to be delivered by it hereunder, except for filings under the UCC.

                  (d) ENFORCEABILITY OF FACILITY DOCUMENTS. This Agreement and each other Facility Document to be delivered by the Borrower in connection herewith constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms, subject to the Enforceability Exceptions.

                  (e) NO LITIGATION. There are no actions, suits or proceedings pending, or to the knowledge of the Borrower threatened in writing, against the Borrower, or the property of the Borrower, in any court, or before any arbitrator of any kind, or before or by any governmental body, which (i) assert the invalidity of any Facility Document or any action to be taken by the Borrower in connection therewith, or (ii) seek to prevent the consummation of the transactions contemplated by this Agreement and the other Facility Documents. The Borrower is not in default with respect to any order of any court, arbitrator or governmental body except for defaults with respect to orders of governmental bodies that would not reasonably be expected to have a Material Adverse Effect.

                  (f) PERFECTION OF INTERESTS. Each Lease Receivable shall, together with the Lease related thereto, at all times, be owned by the Borrower free and clear of any Adverse Claim except for Permitted Encumbrances or as provided herein or arising as a result of any action taken by any Affected Party or any assignee thereof, and upon each Advance, the Lenders shall acquire a valid and perfected first priority interest in each Lease Receivable then existing or thereafter arising and in the Related Security, Collections, Equipment, Remarketing Proceeds and Pledged Assets with respect thereto (subject, in the case of Related Security, to Section 7.07), in each case free and clear of any Adverse Claim except for Permitted Encumbrances or as provided herein or arising as a result of any action taken by any Affected Party or any assignee thereof; and no effective financing statement or other instrument similar in effect, filed or permitted to be filed by the Borrower, covering any Lease Receivable, the Related Security, Collections, Remarketing Proceeds or the Pledged Assets with respect thereto shall at any time be on file in any recording office except such as may be filed (x) in favor of the Agent in accordance with this Agreement, (y) against the Originator, as seller, in favor of the Borrower, as purchaser, and (z) against the related Obligor in favor of the Originator.

                  (g) ACCURACY OF INFORMATION. No Servicer Report or Notice of Borrowing (if prepared by the Borrower) (other than forecasts required to be delivered by the Borrower hereunder) furnished or to be furnished by the Borrower to the Agent, any Lender or any Liquidity Provider in connection with this Agreement is or shall be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Agent, such Lender or such Liquidity Provider, as the case may be, at such time) as of the date so furnished.

                  (h) LOCATION OF CHIEF EXECUTIVE OFFICE AND RECORDS. The chief place of business and chief executive office of the Borrower are located at the address of the Borrower referred to in Section 11.02 hereof and the locations of the offices where the Borrower keeps all the Records are listed on Exhibit G (or at such other locations, notified to the Agent in accordance with Section 6.01(f), in jurisdictions where all action required by Section 7.07 has been taken and completed).

                  (i) ACCOUNT INFORMATION. The Lockbox Account is the only account to which the Borrower instructs Obligors to remit Collections of Lease Receivables.

                  (j)  "CURRENT   TRANSACTION".   Each  Advance  hereunder  will
constitute a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended.

                  (k)  NO  TRADE  NAMES.   The  Borrower  has  no  trade  names,
fictitious names, assumed names or "doing business as" names.

                  (l) SEPARATE CORPORATE EXISTENCE. The Borrower is operated as an entity with assets and liabilities distinct from those of Capital Associates, the Originator, the Servicer and any other Affiliates of the Borrower, and the Borrower hereby acknowledges that the Agent and the Lenders are entering into the transactions contemplated by this Agreement in reliance upon the Borrower's identity as a separate legal entity from the Originator and each such Affiliate. Since its incorporation, the Borrower has been operated in such a manner as to comply with the covenants set forth in SECTION 6.01(l).

                  (m) INVESTMENTS. The Borrower does not own or hold, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person.

                  (n) FACILITY DOCUMENTS. The Lease Sale and Contribution Agreement is the only agreement pursuant to which the Borrower purchases and receives contributions of Leases, Lease Receivables or any other accounts receivable from the Originator, and the Facility Documents delivered to the Agent represent all material agreements between the Originator, on the one hand, and the Borrower on the other. Upon the purchase and/or contribution of each Lease Receivable pursuant to the Lease Sale and Contribution Agreement, the Borrower shall be the lawful owner of, and have good title to, such Lease Receivable and all assets relating thereto, free and clear of any Adverse Claims other than Permitted Encumbrances. All such assets are transferred without recourse to the Originator (except as described in the Lease Sale and Contribution Agreement and the Demand Note) or to the Servicer.

                  (o) BUSINESS. Since its incorporation, the Borrower has conducted no business other than the purchase and receipt of Lease Receivables and related assets from the Originator under the Lease Sale and Contribution Agreement, the pledge of Pledged Assets under this Agreement to finance any such purchases, and such other activities as are incidental to the foregoing.

                  (p) TAXES. The Borrower has filed or caused to be filed all Federal and all material state and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes prior to such taxes becoming delinquent, other than any taxes or assessments the validity of which are being contested in good faith by appropriate proceedings.

                  (q) SOLVENCY. The Borrower is not "insolvent" (as such term is defined in ss.101(32)(A) of the Bankruptcy Code).

                  (r) SOFTWARE. Each of (i) the Borrower and (ii) the Servicer, as assignee of the Borrower, has (or will have, concurrently with the effectiveness hereof) the right (whether by license, sublicense or assignment) to use all of the computer software used to account for the Lease Receivables and the Equipment to the extent necessary to administer the Lease Receivables and the Equipment, except where the failure to have or obtain such right would not have a Material Adverse Effect.

                  (s) INVESTMENT COMPANY ACT. The Borrower is not an "investment company" or controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  SECTION 5.02. REPRESENTATIONS AND WARRANTIES OF THE SERVICER. The Servicer represents and warrants as follows:

                  (a) DUE INCORPORATION AND GOOD STANDING. The Servicer is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified would not have a Material Adverse Effect.

                  (b) DUE AUTHORIZATION AND NO CONFLICT. The execution, delivery and performance by the Servicer of this Agreement and the Facility Documents to be delivered by it hereunder, and the transactions contemplated hereby and thereby, are within the Servicer's corporate powers, have been duly authorized by all necessary corporate action on the part of the Servicer, do not contravene
(i) the Servicer's charter or by-laws, (ii) any law, rule or regulation applicable to the Servicer, (iii) any contractual restriction contained in any inden ture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instru ment binding on the Servicer or its property, the contravention of which would have a Material Adverse Effect or (iv) any order, writ, judgment, award, injunction or decree binding on the Servicer or its property, and do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties pursuant to any such indenture, loan or credit agreement, lease mortgage, security agreement, bond, note or other such agreement binding on the Servicer or its properties, the contravention of which would have a Material Adverse Effect. This Agreement and the other Facility Documents to which it is a party have been duly executed and delivered on behalf of the Servicer.

                  (c) GOVERNMENTAL CONSENT. To the Servicer's knowledge, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (or, if required, has been given, taken or made) for the due execution, delivery and performance by the Servicer of this Agreement or any other Facility Document to which it is a party, except for filings under the UCC.

                  (d) ENFORCEABILITY OF FACILITY DOCUMENTS. This Agreement and each other Facility Document to be delivered by the Servicer in connection herewith constitute the legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with their respective terms, subject to the Enforceability Exceptions.

                  (e) NO LITIGATION. There are no actions, suits or proceedings pending, or to the knowledge of the Servicer threatened in writing, against or affecting the Servicer, or the property of the Servicer, in any court, or before any arbitrator of any kind, or before or by any governmental body, which (i) assert the invalidity of any Facility Document or any action to be taken by the Servicer in connection therewith, or (ii) seek to prevent the consummation of the transactions contemplated by this Agreement and the other Facility Documents. The Servicer is not in default with respect to any order of any court, arbitrator or governmental body except for defaults with respect to orders of governmental agencies that would not reasonably be expected to have a Material Adverse Effect.

                  (f) ACCURACY OF INFORMATION. No Servicer Report or Notice of Borrowing (if prepared by the Servicer), furnished or to be furnished by the Servicer to the Agent, any Lender or any Liquidity Provider in connection with this Agreement is or shall be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Agent, such Lender or such Liquidity Provider, as the case may be, at such time) as of the date so furnished.

                  (g) FINANCIAL STATEMENTS. The balance sheet of the Servicer as at May 31, 1998, and the related statement of income of the Servicer for the twelve-month period then ended, certified by its chief financial officer, copies of which have been furnished to the Agent, present fairly in all material respects the financial position of the Servicer at such date and the results of the operations of the Servicer for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and since May 31, 1998 there has been no material adverse change in any such condition or operations.

                  (h) ELIGIBILITY OF LEASE RECEIVABLES. Each Lease Receivable included as an Eligible Lease Receivable in the calculation of the Senior Borrowing Base in each Servicer Report satisfied the requirements of eligibility contained in the definition of "Eligible Receivable" as of the date of such Servicer Report.

                                   ARTICLE VI

                                GENERAL COVENANTS

                  SECTION 6.01. AFFIRMATIVE COVENANTS OF THE BORROWER. From the date of the initial Advance until the later of the Termination Date or the Collection Date, the Borrower will, unless the Agent shall otherwise consent in writing:

                  (a) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to all Lease Receivables and related Leases.

                  (b) PRESERVATION OF CORPORATE EXISTENCE. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would have a Material Adverse Effect.

                  (c) AUDITS. From time to time upon reasonable prior written notice to the Borrower and during regular business hours, permit the Agent, or its agents or representatives, (i) to have access to all records, files, books of account, data bases and information pertaining to all Lease Receivables, related Leases, Related Security and Equipment, (ii) to discuss matters relating to the Lease Receivables or the Borrower's performance hereunder with any of the officers of the Borrower having knowledge of such matters, and (iii) on a semi-annual basis after reasonable notice, at a time selected by the Agent in its sole discretion, permit such Persons to inspect, audit and to make extracts therefrom at Borrower's expense.

                  (d) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Lease Receivables in the event of the destruction of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Lease Receivables (including, without limitation, records adequate to permit the daily identification of all Collections of and adjustments to each Lease Receivable and the daily identification of all Remarketing Proceeds). The original counterpart of each Lease subject to an Advance hereunder shall be delivered to the Collateral Custodian within ten (10) days following the date of such Advance and all other Records relating thereto shall be held by the Servicer; such original counterpart and all such Records shall in any event be marked with a legend indicating the interests of the Borrower and the Lenders therein.

                  (e) PERFORMANCE AND COMPLIANCE WITH LEASE RECEIVABLES AND LEASES. At its expense (unless otherwise provided for in the Lease) timely and fully perform and comply, in all material respects, with all material provisions, covenants and other promises required to be observed by it under the Leases related to the Lease Receivables and the Equipment.

                  (f) LOCATION OF RECORDS. Keep its chief place of business and chief executive office, and the offices where it keeps the Records, at the address(es) of the Borrower referred to in SECTION 5.01(h), or, in any such case, upon 30 days' prior written notice to the Agent, at such other locations within the United States where all action required by SECTION 7.07 shall have been taken and completed.

                  (g) CREDIT AND COLLECTION POLICIES. Comply in all material respects with its Credit and Collec tion Policy in regard to each Lease Receivable and the related Lease.

                  (h) COLLECTIONS. Instruct all Obligors of Lease Receivables to cause all Collections to be deposited directly to the Lockbox Account and if the Borrower shall receive any Collections or Remarketing Proceeds, the Borrower shall remit such Collections and Remarketing Proceeds to the Lockbox Account within two Business Days following the Borrower's receipt and identification thereof; and within two Business Days following the deposit of Collections into the Lockbox Accounts, cause such amounts to be transferred to the Collection Account.

                  (i) POSTING OF COLLECTIONS AND LEASE RECEIVABLES. Apply all Collections to the applicable Lease Receivables pursuant to the terms of Section
7.08 and modify its general trial balance to reflect such Collections, in each case, within three Business Days following the Borrower's receipt of information in respect of such Collections.

                  (j) OBLIGOR UCC FILING REQUIREMENT. With respect to each Lease Receivable, comply with the Obligor UCC Filing Requirement.

                  (k) FACILITY DOCUMENTS. Comply in all material respects with the terms of and employ the pro cedures outlined in and enforce its rights with respect to the obligations of the Originator under the Lease Sale and Contribution Agreement, and all of the other Facility Documents to which it is a party.

                  (l) SEPARATE CORPORATE EXISTENCE. Maintain the Borrower's identity as a separate legal entity from the Originator and the Servicer and not mislead others as to the separate identity of Borrower and the Originator and the Servicer. Without limiting the generality of the foregoing and in addition to and consistent with the covenants set forth in SECTIONS 6.01(b) and 6.01(l), the Borrower shall:

                  (i) constitute a limited purpose corporation whose activities are restricted in its articles of incorporation;

                  (ii) not permit the direct involvement by the Originator or any other Affiliate of the Originator in the day-to-day management of the Borrower (other than permitting employees, officers and directors of the Originator to serve as employees, officers and directors of the Borrower and to take such acts and do such things in connection therewith as such persons deem reasonable or necessary under the circumstances to faithfully fulfill their duties as officers, directors and employees of Borrower, or as they are required to take or do by any applicable law, rule or regulation, or by the order, decree or judgment of any court, arbitrator or governmental body);

                  (iii) other than activities undertaken pursuant to the Lease Sale and Contribution Agreement and this Agreement and the other Facility Documents, not engage in intercorporate transactions with the Originator or any other Affiliate of the Originator, other than transactions in the ordinary course of business between a parent corporation and its subsidiary;

                  (iv) maintain its own corporate records and books of account separate and apart from the Originator and the other Affiliates of the Originator, hold corporate meetings and otherwise observe corporate formalities;

                  (v) prepare its financial statements separately from those of the Originator and its other Affiliates and insure that any consolidated financial statements and books and records of the Originator that include the Borrower have notes to the effect that the Borrower is a separate corporate entity and that the Borrower's creditors have a claim on its assets prior to those assets becoming available to any creditors of the Originator;

                  (vi) use its best efforts not to commingle funds or other assets of the Borrower with those of the Originator and any other Affiliate, and not to hold its assets in any manner that would create an appearance that such assets belong to the Originator or any other Affiliate, and will not maintain bank accounts or other depository accounts (other than the Lockbox Account) to which any Affiliate is an account party, into which any Affiliate makes deposits or from which any Affiliate has the power to make withdrawals;

                  (vii) pay its own expenses and obligations out of its own funds and assets, other than expenses incurred in connection with the closing of the transactions contemplated by this Agreement and the other Facility Documents;

                  (viii) not permit the Originator or any Affiliate of the Originator (other than in connection with the Lockbox Account in its capacity as Servicer) to either (A) guaranty any of the Borrower's obligations or (B) advance funds to the Borrower for the payment of expenses or otherwise, provided, however, that nothing in this clause
         (viii) shall prohibit any Servicer Advances made pursuant to the terms of this Agreement;

                  (ix) not pay any expenses, guaranty any obligations or advance funds for the payment of expenses or obligations of the Originator or any other Affiliate of the Originator;

                  (x) conduct all business and all correspondence in connection therewith, of the Borrower and other communications, in the Borrower's own name and on its own stationery;

                  (xi) not permit the Originator or any other Affiliate of the Originator to act as an agent of the Borrower in any capacity (except as Servicer hereunder) and not itself act as an agent for the Originator, but instead present itself to the public as a corporation separate from the Originator, independently engaged in the business of purchasing and selling Leases; and

                  (xii) maintain one independent director at all times who shall at no time be a shareholder, director, officer, employee or Affiliate of the Originator as provided in its articles of incorporation, provided, that such independent director may also be a director of any other similar special purpose entity created for the purpose of purchasing lease receivables and related assets from the Originator.

                  (m) INTEREST RATE HEDGES. Maintain with respect to the Senior Advances and Junior Advances, at all times, Interest Rate Hedges (i) between the Borrower and either KeyBank and/or such other counterparties as may be acceptable to the Agent and have a long-term rating of at least AA- from S&P and Aa3 from Moody's and a short-term rating of at least A1 from S&P and P1 from Moody's, (ii) with an aggregate notional amount not less than the sum of the Aggregate Senior Advances and the Aggregate Junior Advances, and (iii) with respect to which the Borrower makes periodic payments to the applicable counterparty (solely on a net basis from funds available under SECTION 4.01(b)(i)) by reference to a fixed rate and the counterparty makes periodic payments to the Borrower or (to the extent the Agent has required such counterparty to remit such payments directly to the Agent) to the Agent (in either case, solely on a net basis) by reference to a rate equal during any Interest Period to the LIBO Rate for such Interest Period.

                  (n) INTEREST RATE HEDGE PORTFOLIO INFORMATION. Prior to each Settlement Date, provide to the Servicer such information as is necessary for the Servicer to complete the portion of the Servicer Report for such Settlement Date summarizing the portfolio of Interest Rate Hedges.

                  (o) RATING AGENCY REQUIREMENTS. Assist in attaining a rating from a Rating Agency of A- with respect to the Senior Note and BB with respect to the Junior Note and, if required by such Rating Agency in order to obtain such ratings, agree to amendments to this Agreement to increase the Senior Required Enhancement Percentage and the Junior Required Enhancement Percentage.

                  SECTION 6.02. REPORTING REQUIREMENTS OF THE BORROWER. From the date of the initial Advance until the later of the Termination Date or the Collection Date, the Borrower will, unless the Agent shall otherwise consent in writing, furnish to the Agent:

                  (a) EVENT OF TERMINATION. As soon as reasonably practicable and in any event within five Business Days after the Borrower has actual knowledge of the occurrence of each Event of Termination or each event which, with the giving of notice or lapse of time or both, would constitute an Event of Termination, the statement of the chief financial officer, chief accounting officer or treasurer of the Borrower setting forth details of such Event of Termination or event and the action which the Borrower proposes to take with respect thereto.

                  (b) FINANCIAL STATEMENTS. Furnish to the Agent or cause to be furnished to the Agent: (i) promptly after being publicly disclosed, and in any event within sixty (60) days after the end of the first, second and third quarterly accounting periods in each fiscal year of the Originator, copies of the consolidated financial statements of Originator and its subsidiaries, including a balance sheet of Originator and its subsidiaries on a consolidated basis as of the end of such quarterly accounting period and related statements of net earnings and cash flows for the portion of such fiscal year ended with the last day of such quarterly accounting period, all in reasonable detail, (ii) promptly after being publicly disclosed, and in any event within one hundred and ten (110) days after the end of each fiscal year of the Originator, copies of the consolidated financial statements of Originator and its subsidiaries, including a balance sheet of Originator and its subsidiaries on a consolidated basis as of the end of such fiscal year and related statements of net earnings and cash flows for such fiscal year, all in reasonable detail and prepared and certified by independent public accountants of nationally recognized standing selected by the Originator, and stating in comparative form the respective figures for the end of and for the previous fiscal year, (iii) as soon as available, and in any event within ten (10) days after filing thereof, a copy of any filing made by the Originator with the Securities and Exchange Commission, including, without limitation, forms 10-Q and 10-K, or with any national securities exchange, (iv) from time to time any other information concerning the Originator, the Pledged Assets or the Related Security as the Agent may reasonably request, (v) within sixty (60) days after the end of the first, second and third quarterly accounting periods in each fiscal year of the Borrower, copies of the financial statements of Borrower, including a balance sheet of Borrower as of the end of such quarterly accounting period and related statements of net earnings and cash flows for the portion of such fiscal year ended with the last day of such quarterly accounting period, all in reasonable detail, and (vi) within one hundred and ten (110) days after the end of each fiscal year of the Borrower, copies of the financial statements of Borrower, including a balance sheet of Borrower as of the end of such fiscal year and related statements of net earnings and cash flows for such fiscal year, all in reasonable detail.

                  (c) ADDITIONAL MONTHLY REPORTS. If requested by the Agent, provide the Agent on each Settlement Date with, in a form and with a content reasonably acceptable to the Agent (which form and content shall be on a basis consistent with the then current capabilities of the Originator's information systems), (A) summaries of billings to the related Obligor, and (B) updated payment histories for each Lease Receivable.

                  (d) REPORTING ON LEASE RECEIVABLES AND OTHER MATTERS. Notify the Agent promptly and in no event more than five (5) Business Days after the occurrence of the following: (i) the Borrower's obtaining actual knowledge (through any of its officers) of the default or violation of any provision of the Lease related to any Lease Receivable or other related documents by the Obligor thereof, and (ii) the Borrower's obtaining actual knowledge (through any of its officers) of (x) any and all litigation concerning the Borrower and (y) any litigation, or any other matters or events concerning the Borrower or an Obligor which might reasonably be expected to have a Material Adverse Effect.

                  (f) OBLIGOR INFORMATION. Make available to the Agent semi-annually and more frequently upon reasonable request written or electronically readable information, stating any changes in the names and current addresses of, and, to the extent known by the Borrower, the names of the contact persons, for each Obligor under any Lease Receivable.

                  (g) CREDIT AND COLLECTION POLICY. Provide the Agent with prompt notice of any change in the Credit and Collection Policy.

                  (h) OTHER INFORMATION. As soon as reasonably practicable, from time to time, such other information, documents, records or reports respecting the Lease Receivables or the conditions or operations, financial or otherwise, of the Borrower as the Agent may from time to time reasonably request in order to protect the interests of the Agent, any Lender or any Liquidity Provider under or as contemplated by this Agreement.

                  SECTION 6.03. NEGATIVE COVENANTS OF THE BORROWER. From the date of the initial Advance until the later of the Termination Date or the Collection Date, the Borrower will not, without the written consent of the
Agent:

                  (a) SALES, LIENS, ETC. AGAINST LEASE RECEIVABLES AND RELATED ASSETS. Except as otherwise provided herein, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Adverse Claim (other than a Permitted Encumbrance) upon or with respect to, any Lease Receivable, Related Security, Equipment, Remarketing Proceeds, Collections or any other Pledged Assets, or any related Lease, or assign any right to receive income in respect thereof.

                  (b) EXTENSION OR AMENDMENT OF LEASE RECEIVABLES. Except as otherwise permitted in SECTION 7.04, extend, amend or otherwise modify, the terms of any Lease Receivable, or amend, modify or waive, any term or condition of any Lease related thereto.

                  (c) CHANGE IN BUSINESS OR CREDIT AND COLLECTION POLICY. Make any change in the character of its business or in the Credit and Collection Policy, which change would, in either case, materially impair the collectibility of any Lease Receivable.

                  (d) CHANGE IN ACCOUNT AGREEMENTS OR INSTRUCTIONS TO OBLIGORS. Make any amendment, change or other modification to the terms of the Lockbox Account Agreement, the Collection Account Agreement or to its instructions to Obligors described in SECTION 6.01(h) hereof.

                  (e) STOCK, MERGER, CONSOLIDATION, ETC. Sell any shares of any class of its capital stock to any Person (other than the Originator) or consolidate with or merge into or with any other corporation, or purchase or otherwise acquire all or substantially all of the assets or capital stock, or other ownership interest of, any Person or sell, transfer, lease or otherwise dispose of all or substantially all of its assets to any Person, except as expressly permitted under the terms of this Agreement.

                  (f) CHANGE IN CORPORATE NAME. Make any change to its corporate name or use any trade names, fictitious names, assumed names or "doing business as" names unless the Borrower shall give the Agent thirty (30) days prior written notice thereof and shall take such other steps reasonably requested by the Agent (including, without limitation, the filing of amendments to and/or new UCC financing statements) in order to maintain a first priority interest of the Lenders in the Pledged Assets.

                  (g) ERISA MATTERS. Establish or be party to any Plan, Multiemployer Plan or Benefit Plan.

                  (h) TERMINATE OR REJECT LEASES. Without limiting SECTION 6.03(b), terminate or reject any Lease under which a Lease Receivable has arisen prior to the end of the term of such Lease, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation, Section 365 of the Bankruptcy Code), unless (i) with respect to Defaulted Lease Receivables, the Borrower has determined in good faith that such termination or rejection will maximize the recovery thereon, or (ii) prior to such termination or rejection, the Borrower pays the Agent, for the benefit of the Lenders and the Liquidity Providers, an amount equal to the sum of aggregate Senior Outstanding Balance with respect thereto (such Senior Outstanding Balance to be calculated assuming that the Lease is in effect for its full term) plus any applicable fees, costs or expenses (including early termination payments) resulting from the reduction of the aggregate notional amount of the Interest Rate Hedges with respect to such Lease Receivable.

                  (i) INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness except for (i) Indebtedness to the Agent, any Lender or any Affected Party expressly contemplated hereunder or (ii) Indebtedness to the Originator pursuant to the Lease Sale and Contribution Agreement or any other Facility Document.

                  (j) GUARANTEES. Guarantee, endorse or otherwise be or become contingently liable (including by agreement to maintain balance sheet tests) in connection with the obligations of any other Person, except endorsements of negotiable instruments for collection in the ordinary course of business and reimbursement or indemnification obligations in favor of the Agent, any Lender or any Affected Party as provided for under this Agreement.

                  (k) LIMITATION ON TRANSACTIONS WITH AFFILIATES. Enter into, or be a party to any transaction with any Affiliate of the Borrower, except for:

                  (i) the transactions contemplated by the Lease Sale and Contribution Agreement and the other Facility Documents;

                   (ii) other transactions in the nature of employment contracts and directors' fees, upon fair and reasonable terms materially no less favorable to the Borrower than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate; and

                  (iii) with respect only to transactions between the Borrower and the Originator, transactions in the ordinary course of business between a parent corporation and its subsidiary.

                  (l) FACILITY  DOCUMENTS.  Except as otherwise  permitted under
SECTION 11.01, (a) terminate, amend or otherwise modify any Facility Document to which it is a party or grant any waiver or consent thereunder, or (b) without the prior written consent of the Agent, which consent will not unreasonably be withheld, consent to any amendment or modification of the Credit and Collection Policy, which would, in either case, impair in any material respect the collectibility of any Lease Receivable.

                  (m) CHARTER AND BY-LAWS. Amend or otherwise modify Articles Third, Seventh, Eighth, Eleventh, Twelfth and Thirteenth of its Certificate of Incorporation or its By-laws in any manner which requires the consent of the "Independent Director" (as defined in the Borrower's Articles of Incorporation) without the prior written consent of the Agent or delivery of an opinion of counsel that such amendment shall not alter the conclusions set forth in the legal opinion described in SECTION 3.01(r).

                  (n) LINES OF BUSINESS. Conduct any business other than that described in SECTION 5.01(o), or enter into any transaction with any Person which is not contemplated by or incidental to the performance of its obligations under the Facility Documents.

                  (o) ACCOUNTING TREATMENT. Prepare any stand-alone financial statements or other statements (including any tax filings which are not consolidated with those of the Originator) which shall account for the transactions contemplated by the Lease Sale and Contribution Agreement in any manner other than as the sale of, or a capital contribution of, the Leases, the Lease Receivables and the related assets by the Originator to the Borrower.

                  (p) LIMITATION ON INVESTMENTS. Make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person except for the purchase of Lease Receivables and related assets pursuant to the terms of the Lease Sale and Contribution Agreement.

                  (q) PREPAYMENTS OF LEASE RECEIVABLES. Permit or accept the proceeds of any prepayment of a Lease Receivable, unless (i) upon the application of such amounts pursuant to SECTION 4.01(b) hereof, the Borrower causes the aggregate notional amount of Interest Rate Hedges to be reduced by the amount of the Advances outstanding with respect to such Lease Receivable, and (ii) the Borrower is entitled to receive and apply such proceeds in an amount sufficient to repay in full the Senior and Junior Advances outstanding with respect to such Lease Receivable and any interest (including interest through the end of the related Interest Period), fees, costs or expenses (including early termination payments) resulting from the reduction of the aggregate notional amount of the Interest Rate Hedges.

                  SECTION 6.04.  COVENANTS OF THE SERVICER.

                  (a) AFFIRMATIVE COVENANTS OF THE SERVICER. From the date of the initial Advance until the later of the Termination Date or the Collection Date, the Servicer will, unless the Agent shall otherwise consent in writing:

                  (i) COMPLIANCE WITH LAWS, ETC. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to, and the servicing of, all Lease Receivables and related Leases.

                  (ii) PRESERVATION OF CORPORATE EXISTENCE. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would have a Material Adverse Effect.

                  (iii) AUDITS. From time to time upon reasonable prior written notice to the Servicer and during regular business hours, permit the Agent, or its agents or representatives, (1) to examine and make copies of and abstracts from all Records, and (2) to visit the offices and properties of the Servicer for the purpose of examining such Records, and to discuss matters relating to the Lease Receivables or the Servicer's performance hereunder with any of the officers of the Servicer having knowledge of such matters; the parties hereto agree that the foregoing shall permit the Agent to engage a "big six" accounting firm to perform a semi-annual audit.

                  (iv) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Lease Receivables in the event of the destruction of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary for the collection of all Lease Receivables (including, without limitation, records adequate to permit the daily identification of all Collections of and adjustments to each Lease Receivable and the daily identification of all Remarketing Proceeds). The original counterpart of each Lease subject to an Advance hereunder shall be delivered to the Collateral Custodian within ten
         (10) days following the date of such Advance and all other Records relating thereto shall be held by the Servicer segregated from any similar documents; such original counterpart and all such Records shall in any event be marked with a legend indicating the interests of the Lenders and the Liquidity Providers therein.

                  (v) PERFORMANCE AND COMPLIANCE WITH LEASE RECEIVABLES AND LEASES. At its expense (unless otherwise provided for in the Lease) timely perform and comply, in all material respects, with all material provisions, covenants and other promises required to be observed by it under the Leases related to the Lease Receivables.

                  (vi) CREDIT AND COLLECTION POLICIES. Comply in all material respects with its Credit and Collec tion Policy in regard to each Lease Receivable and the related Lease.

                  (vii) COLLECTIONS. Instruct all Obligors of Pledged Leases to cause all Collections to be deposited directly to the Lockbox Account and, if the Servicer shall receive any Collections or Remarketing Proceeds, the Servicer shall remit such Collections and Remarketing Proceeds to the Lockbox Account within two Business Days following the Servicer's receipt and identification thereof; and within two Business Days following the receipt and identification of deposits deposited into the Lockbox Account, cause such amounts to be transferred to the Collection Account.

                  (viii) POSTING OF COLLECTIONS AND LEASE RECEIVABLES. Apply all Collections to the applicable Lease Receivables pursuant to the terms of SECTION 7.08 within three Business Days following the Borrower's or the Servicer's receipt of information in respect of such Collections.

                  (ix) PROCEEDS OF INSURANCE. The Servicer shall remit, or shall cause to be remitted, the proceeds of any insurance policy with respect to the Equipment to the Collection Account.

                  (x) FACILITY DOCUMENTS. The Servicer shall comply in all material respects with the terms of and employ the procedures outlined in the Lease Sale and Contribution Agreement, and all of the other Facility Documents to which it is a party.

                  (b) REPORTING REQUIREMENTS OF THE SERVICER. From the date of the initial Advance until the later of the Termination Date or the Collection Date, the Servicer will, unless the Agent shall otherwise consent in writing, furnish to the Agent:

                  (i) As soon as reasonably practicable and in any event within five Business Days after the Servicer has actual knowledge of the occurrence of each Event of Termination or each event which, with the giving of notice or lapse of time or both, would constitute such an Event of Termination, the statement of the chief financial officer, chief accounting officer or treasurer of the Servicer setting forth details of such Event of Termination or event and the action which the Servicer proposes to take with respect thereto.

                  (ii) As soon as reasonably practicable, from time to time, such other information, documents, records or reports within its possession respecting the Lease Receivables, the Equipment or the conditions or operations, financial or otherwise, of the Servicer as the Agent may from time to time reasonably request in order to protect the interests of the Agent, any Lender or any Liquidity Provider under or as contemplated by this Agreement.

                  (iii) Prompt notice of any change in the Credit and Collection Policy.

                  (c) NEGATIVE COVENANTS OF THE SERVICER. From the date of the initial Advance until the later of the Termination Date or the Collection Date, the Servicer will not, without the written consent of the Agent:

                  (i) EXTENSION OR AMENDMENT OF LEASE RECEIVABLES. Except as otherwise permitted in SECTION 7.04, extend, amend or otherwise modify, the terms of any Lease Receivable, or amend, modify or waive, any material term or condition of any Lease related thereto.

                  (ii) CHANGE IN BUSINESS OR CREDIT AND COLLECTION POLICY. Make any material change in the character of its business or in the Credit and Collection Policy, which change would, in either case, materially impair the collectibility of any Lease Receivable.

                  (iii) CHANGE IN PAYMENT INSTRUCTIONS TO OBLIGORS. Make any amendment, change or other modification to its instruction to Obligors or to the Lockbox Account Agreement without the Agent's prior written consent.

                  (iv) ERISA. So long as the Servicer is Capital Associates or an Affiliate thereof, (1) engage or permit any ERISA Affiliate to engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the DOL; (2) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the IRC, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (3) fail to make any payments to any Multiemployer Plan that the Servicer or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (4) terminate any Benefit Plan so as to result in any liability; or (5) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability of the Servicer or any ERISA Affiliate under ERISA or the IRC.

                  (d) FINANCIAL COVENANTS OF THE SERVICER.

                  (i) DEFINITIONS. As used in this Section 6.04(d), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "ACCRUAL LEASES" means a lease for which only a commitment to lease exists but is included in the Servicer's records as a lease for accounting purposes pursuant to SFAS No. 23, thereby resulting in the Servicer's recording of an accrued equipment payable as a liability and the corresponding leased equipment as an asset, although the Servicer has no legal liability to pay any vendors until the actual lease documents are executed and delivered.

                  "DESIGNATED CREDIT RATING" means the credit rating assigned to an Obligor pursuant to the Credit Policy Manual, Appendix C, Credit Risk Rating Guidelines.

                  "EBIT" means the Servicer's Net Income, plus interest expenses (excluding any interest expense which is otherwise characterized as Nonrecourse Debt) and income taxes determined on a consolidated basis, in accordance with GAAP.

                  "FINANCIAL STATEMENTS" means the financial statements of the Servicer prepared in accordance with GAAP.

                  "GAAP" means generally accepted accounting principles as in effect on the date hereof, as may be amended from time to time, and in any event, consistently applied.

                  "INTEREST COVERAGE RATIO" means the ratio of EBIT to interest expense (excluding any interest expense which is otherwise characterized as Nonrecourse Debt), determined in accordance with GAAP on a consolidated, rolling four quarter basis.

                  "LIABILITIES" means, collectively, all liabilities of every kind of the Servicer including, without limitation, those liabilities as would be shown on a consolidated Financial Statement of the Servicer prepared in accordance with GAAP, and all contingent liabilities and obligations of the Servicer (including guaranty obligations) whether or not shown on the consolidated Financial Statement of the Servicer, other than Nonrecourse Debt and accounts payable of Capital Associates Technology Group Inc. which are less than 30 days past the invoice date.

                  "LIABILITIES TO TANGIBLE NET WORTH RATIO" means, at any time, the ratio of (i) total Liabilities to (ii) Tangible Net Worth, determined on a consolidated basis.

                  "NET INCOME" means the consolidated net income after taxes of the Servicer as such would appear on the Servicer's consolidated statement of income, prepared in accordance with GAAP.

                  "NONRECOURSE DEBT" means all Liabilities of the Servicer which
         (i) correspond to Accrual Leases or (ii) are non-recourse in nature and treated as non-recourse obligations on Servicer's Financial Statements.

                  "TANGIBLE NET WORTH" means, at any time, with respect to the Servicer, the amount of stockholders equity (excluding the value of leased equipment relating to Accrual Leases, trademarks, goodwill, covenants not to compete, deferred closing costs in conjunction with this Agreement and all other intangible assets as that term is defined under GAAP).

                  (ii) FINANCIAL COVENANTS. The Servicer shall maintain and comply with the following financial covenants as reflected on and computed from its consolidated Financial Statements:

                  (A) TANGIBLE NET WORTH. The Servicer shall have and maintain a Tangible Net Worth on a consolidated basis, measured quarterly as of the last day of each fiscal quarter, of not less than $18,000,000; provided that such Tangible Net Worth covenant shall increase annually by an amount equal to 50% of Servicer's Net Income for the immediately preceding fiscal year, beginning with the fiscal year commencing on June 1, 1998.

                  (B) NET INCOME/LOSS. The Servicer shall not suffer an operating loss and/or incur negative income on a consolidated basis (i) in excess of $2,000,000 during any fiscal year or
                  (ii) in any amount for two consecutive fiscal years.

                  (C) LIABILITIES TO TANGIBLE NET WORTH RATIO. The Servicer shall have and maintain a Liabilities to Tangible Net Worth Ratio on a consolidated basis, measured quarterly as of the last day of each fiscal quarter, of not greater than 4.5:1.

                  (D) INTEREST COVERAGE RATIO. The Servicer shall have and maintain at all times an Interest Coverage Ratio on a consolidated basis, measured quarterly as of the last day of each fiscal quarter, of not less than 1.10:1.

                  (E) RESTRICTED PAYMENTS AND RESTRICTIONS ON DIVIDENDS - The Servicer will not make restricted payments or permit restrictions on its Subsidiaries' ability to pay dividends to the Servicer, in each case, if such payment or restriction would breach the covenants covering such limitations in the indenture for the Servicer's $15,000,000 senior subordinated debt to be distributed through Legg Mason Wood Walker Incorporated (without giving effect to any waiver of a breach of such covenants by the holders of such subordinated debt).


                                   ARTICLE VII

                           GRANT OF SECURITY INTEREST;
                          ADMINISTRATION OF RECEIVABLES

                  SECTION 7.01.  GRANT OF SECURITY INTEREST.

                  (a) To secure the prompt and complete payment when due of the Obligations and the performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to this Agreement, the Borrower hereby assigns as security and pledges to the Agent, for the benefit of the Lenders and any successor and assign thereof (including, without limitation, the Liquidity Providers), and grants to the Agent, for the benefit of the Lenders, the counterparties to any Interest Rate Hedges and any successor and assign thereof (including, without limitation, the Liquidity Providers), a security interest in all of the Borrower's right, title and interest in and to all of the following property and interests in property (collectively, the "COLLATERAL"), whether now owned or existing or hereafter arising or acquired and wheresoever located:

                   (i) all Equipment and substitutions therefor and products and proceeds thereof, including, without limitation, all Remarketing Proceeds and all payments under insurance (whether or not the Agent is the loss payee thereof) or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing;

                  (ii)   all Lease Receivables;

                  (iii)  Related Security with respect to the Lease Receivables;

                  (iv)   all Leases;

                   (v) all funds on deposit in the Lockbox Account and the Collection Account;

                  (vi)   all Collections;

                  (vii)  the Capital Associates Demand Note; and

                  (viii) proceeds and other monies due and to become due to the
                         Borrower in respect of any of the foregoing;

PROVIDED, HOWEVER, that the portion of the Collateral consisting of the Capital Associates Demand Note shall only be pledged to the Agent for the benefit of the Residual Lender to secure the repayment of the Residual Advances and Residual Interest.

                  (b) The Collateral shall include, and the Borrower hereby assigns to the Agent, for the benefit of the Lenders and any successor and assign thereof, all of the Borrower's right and title to, and interest in, the Lease Sale and Contribution Agreement. Accordingly, the Agent shall have the sole right to enforce the Borrower's rights and remedies under the Lease Sale and Contribution Agreement, but without any obligation on the part of the Agent or any Lender or any of its or their respective Affiliates to perform any of the obligations of the Borrower under the Lease Sale and Contribution Agreement. The assignment to the Agent pursuant to this SECTION 7.01 shall terminate upon the Collection Date; PROVIDED, HOWEVER, that the rights of the Agent pursuant to such assignment with respect to rights and remedies in connection with any indemnification or any breach of any representation, warranty or covenant made by the Originator in the Lease Sale and Contribution Agreement shall be continuing and shall survive any termination of such assignment.

                  (c) It is expressly agreed that,  subject to the provisions of
SECTION 7.09, the Collateral assigned and pledged to the Agent hereunder, for the benefit of the Lenders, shall include all of Borrower's right, title and interest to the residual interest in Equipment.

                  SECTION 7.02.  DESIGNATION OF SERVICER.

                  (a) The servicing, administering and collection of the Lease Receivables shall be conducted by the Person (the "SERVICER") so designated from time to time in accordance with this SECTION 7.02. Until the Agent gives notice to the Borrower (as provided in clause (b) below) of the designation of a new Servicer as provided in clause (b) below, Capital Associates is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. The Servicer may, with the prior consent of the Agent, which consent shall not be unreasonably withheld, subcontract with any other Person for servicing, administering or collecting the Lease Receivables, provided that the Servicer shall remain liable for the performance of the duties and obligations of the Servicer pursuant to the terms hereof.

                  (b) The Agent may only designate as Servicer any Person to succeed Capital Associates or any successor Servicer upon written notice following the occurrence of a Servicer Replacement Event, and on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law.

                  (c) Capital Associates agrees that, upon its resignation or replacement as Servicer pursuant to clause (b) above, it will cooperate with the Agent and the successor Servicer in effecting the termination of its responsibilities and rights as Servicer hereunder, including, without limitation, (i) assisting the successor Servicer in enforcing all rights under the Leases, (ii) transferring, promptly upon receipt, to the successor Servicer any Collections, Remarketing Proceeds or other amounts related to the Leases received by Capital Associates and (iii) transferring to the successor Servicer all Records held by or under the control of Capital Associates. Upon the resignation or replacement of Capital Associates as Servicer, Capital Associates shall no longer be entitled to the Servicer Fee accruing from and after the effective date of such resignation or replacement.

                  SECTION 7.03. REPORTING REQUIREMENTS OF THE SERVICER. No later than 1:00 p.m. (New York City time) on the second Business Day prior to each Settlement Date, the Servicer shall prepare and forward to the Agent for the Lenders, a Servicer Report, indicating the status of the Lease Receivables and the Equipment as of the close of business of the Servicer on the last day of the immediately preceding month (together with such attachments as may be required thereunder), setting forth the payments made on the immediately preceding Settlement Date and summarizing the portfolio of Interest Rate Hedges, as of such day.

                  SECTION 7.04. DUTIES OF THE SERVICER. (a) The Servicer shall take or cause to be taken all such actions as it deems necessary or advisable to collect each Lease Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. Each of the Borrower, each Lender, each Liquidity Provider and the Agent hereby appoints as its agent the Servicer, from time to time designated pursuant to SECTION 7.02, to enforce its respective rights and interests in and under the Lease Receivables, the Related Security and the related Leases. The Servicer (so long as it is Capital Associates) will at all times apply the same standards and follow the same procedures with respect to the decision to commence, and in prosecuting and litigating with respect to Lease Receivables owned by the Borrower as it applies and follows with respect to Lease Receivables which are not owned by the Borrower. In no event shall the Servicer be entitled to make the Agent, any Lender or any Liquidity Provider a party to any litigation without the Agent's express prior written consent.

                  The Servicer shall set aside for the account of the Lenders and the Liquidity Providers the Collections and Remarketing Proceeds in accordance with SECTION 4.01. The Servicer (to the extent received by the Servicer) shall segregate and deposit with the Collection Account Bank the Collections and Remarketing Proceeds within two Business Days following receipt of information by the Servicer of such Collections and Remarketing Proceeds. Provided that the Termination Date shall not have occurred, Capital Associates, while it is Servicer, may, in accordance with the Credit and Collection Policy, amend, modify or waive any term or condition of any Lease unless such amendment, modification or waiver (i) is inconsistent with the servicing standards set forth above, (ii) would reduce or adversely affect the Obligor's obligation to maintain, service and insure the underlying Equipment, (iii) would cause Lease Receivables arising thereunder to fail to be Eligible Lease Receivables (as if tested on the date of such amendment, modification or waiver) or (iv) would materially adversely affect the amount or collectibility of any Lease Receivable arising thereunder. Notwithstanding the provisions of the preceding sentence, the Servicer may (1) permit any of the actions set forth in such clause, which in the Servicer's sole discretion, in accordance with the same manner in which it services contracts and equipment held for its own account, would maximize recoveries on any Lease, or (2) permit termination of a Lease which does not otherwise provide for termination by requiring, in the case of either clause (1) or (2), that the Obligor deposit in the Lockbox Account, in lieu of all future Periodic Installments of Rent with respect to such Lease, an amount which equals or exceeds the sum of the Senior Outstanding Balance of the related Lease
Receivable plus any applicable fees, costs or expenses (including early termination payments) resulting from the reduction of the aggregate notional amount of the Interest Rate Hedges with respect to such Lease Receivable by not later than the second Business Day following the consummation of such action; PROVIDED, HOWEVER, that the Servicer will not be permitted to allow prepayment by an Obligor if there are any amounts due under the related Lease after such prepayment. The Borrower shall deliver to the Servicer, and the Servicer shall hold in trust for the Borrower, the Lenders and the Liquidity Providers in accordance with their respective interests, all Records.

                  (b) The Servicer shall as soon as practicable following receipt of any Collections turn over to the Borrower (for distribution to the appropriate Persons by the Borrower) the Collections of any Lease Receivable which is not owned by the Borrower less all reasonable and appropriate out-of-pocket costs and expenses of such Servicer incurred in collecting and enforcing the Lease Receivables. The Servicer, if other than Capital Associates, shall as soon as practicable upon demand deliver to the Borrower all Records in its possession relating to Lease Receivables of the Borrower other than Lease Receivables that are not owned by the Borrower, and copies of Records in its possession relating to Lease Receivables that are not owned by the Borrower. The Servicer's authorization under this Agreement shall terminate on the Business Day immediately after the Collection Date.

                  (c) Upon receipt of notice from the Borrower, the Agent or any other Person, or if the Servicer otherwise learns, that the Obligor under any Lease is in default thereunder, the Servicer will take such action as is appropriate, consistent with the Servicer's administration of leases held for its own account and consistent with the customary practices of servicers in the same segment of the industry, including such action as may be necessary to cause, or attempt to cause, the Obligor thereunder to cure such default (if the same may be cured) or to terminate or attempt to terminate such Lease and to recover, or attempt to recover, all damages resulting from such default to the extent permitted under such Lease and under applicable law.

                  All amounts realized by the Servicer in the performance of its duties under this SECTION 7.04(c) with respect to any item constituting part of the Pledged Assets (net of Servicer's actual out-of-pocket expenses and internal commissions reasonably incurred in such realization) shall be held in trust by the Servicer, as agent for the Agent, and deposited within two Business Days of receipt thereof for deposit in the Collection Account in accordance with the provisions of this Agreement.

                  (d) Notwithstanding anything to the contrary contained in this
ARTICLE VII, the Servicer, if the Agent or its designee, shall have no obligation to collect, enforce or take any other action described in this
ARTICLE VII with respect to any Lease Receivable that is not a Lease Receivable owned by the Borrower other than to deliver to the Borrower the Collections and documents with respect to any such Lease Receivable that is not a Lease Receivable owned by the Borrower as described in the first two sentences of
SECTION 7.04(b) and to exercise the same degree of care with respect to Collections and documents in its possession as it would with respect to its own property.

                  (e) Upon the expiration or termination of a Lease, and subject to any purchase provisions thereof and the rights of the related Obligor, the Servicer or the Agent, as applicable, shall use commercially reasonable best efforts to sell or lease the Equipment under such Lease on behalf of the Borrower to any willing end user. The proceeds realized in connection with each such sale or lease shall be deposited in the Collection Account. The Borrower hereby appoints the Servicer as its attorney in fact for the purpose of selling or leasing any such Equipment, and the Servicer shall have the right and authority, as attorney in fact for the Borrower, to do any and all things and to execute and deliver any and all instruments on behalf of the Borrower that the Borrower could do or execute and deliver directly, PROVIDED that all such powers of the Servicer as attorney in fact for the Borrower and the right to sell and lease Equipment may be terminated following the occurrence of a Servicer Replacement Event upon notice by the Agent to the Servicer (such notice, a "TERMINATION NOTICE"). Upon delivery of a Termination Notice, the Borrower shall be deemed to have appointed the Agent (or any Person designated by the Agent) as its attorney in fact for the purpose of selling or leasing any such Equipment, and the Agent (or any Person designated by the Agent) shall have the right and authority, as attorney in fact for the Borrower, to do any and all things and to execute and deliver any and all instruments on behalf of the Borrower that the Borrower could do or execute and deliver directly. The Borrower agrees to execute any and all powers of attorney and other instruments reasonably necessary or convenient to evidence or give effect to the foregoing powers of attorney.

                  SECTION 7.05. RIGHTS OF THE AGENT. (a) The Agent is hereby authorized at any time to (i) notify the Lockbox Account Bank and the Collection Account Bank to accept directions with respect to the related accounts only from the Agent or its designee and (ii) notify the counterparties to each Interest Rate Hedge to make any payments owed by such counterparties thereunder directly to the Agent or its designee.

                  (b) At any time following the designation of a Servicer other than Capital Associates pursuant to SECTION 7.02:

                  (i) The Agent may notify (or may direct the Servicer to notify) at any time the Obligors of Lease Receivables, or any of them, of the Lenders' and the Liquidity Providers' interest in Pledged Assets and direct such Obligors, or any of them, (x) that payment of all amounts payable under any Lease Receivable be made directly to the Agent or its designee and (y) that Equipment to be returned to the borrower pursuant to the terms of any Pledged Lease be returned directly to the Agent or its designee.

                  (ii) The Borrower shall, at the Agent's request and at the Borrower's expense, give notice of the Lenders' and the Liquidity

         Providers' interest in Lease Receivables and the Equipment to each Obligor and direct that payments be made and Equipment be returned directly to the Agent or its designee.

                  (iii) Each of the Borrower, each Lender and each Liquidity Provider hereby authorizes the Agent to take any and all steps in the Borrower's name and on behalf of the Borrower, the Lenders and the Liquidity Providers necessary or desirable, in the determination of the Agent, to collect all amounts due under any and all Lease Receivables and Equipment, including, without limitation, endorsing the Borrower's name on checks and other instruments representing Collections, enforcing such Lease Receivables and the related Leases and selling the Equipment.

                  SECTION 7.06. RESPONSIBILITIES OF THE BORROWER. Anything herein to the contrary notwithstanding, the Borrower shall (i) perform all of its obligations under the Leases related to the Lease Receivables to the same extent as if Pledged Assets had not been pledged hereunder and the exercise by Agent of its rights hereunder shall not relieve Borrower from such obligations and (ii) pay any taxes, including without limitation, sales, excise and personal property taxes payable in connection with the Lease Receivables, before such taxes become delinquent, unless the Borrower is contesting the payment of such taxes in good faith and by appropriate proceedings.

                  SECTION 7.07. FURTHER ACTION EVIDENCING SECURITY INTEREST. The Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Agent may reasonably request in order to perfect, protect or more fully evidence the security interest of the Agent granted hereunder or the enable the Agent to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Borrower will (i) mark its master data processing records evidencing such Lease Receivables and related Leases with a legend, acceptable to the Agent, evidencing that a security interest therein has been granted under this Agreement, (ii) comply with the Obligor UCC Filing Requirement, and (iii) upon the request of the Agent, execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as the Agent may reasonably request. The Borrower hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Lease Receivables, the Related Security and the Equipment now existing or hereafter arising without the signature of the Borrower where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Lease Receivables and the Equipment, or any part thereof, shall be sufficient as a financing statement. If the Borrower fails to perform any of its agreements or obligations under this Agreement, the Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Borrower upon the Agent's demand therefor; provided, however, prior to taking any such action, the Agent shall give notice of such intention to the Borrower and provide the Borrower with a reasonable opportunity to take such action itself.

                  SECTION 7.08. APPLICATION OF PAYMENTS. To the extent the Servicer receives a payment from an Obligor of a Lease Receivable with respect to which the Obligor has not identified the Lease Receivable to which such payment should be applied (a payment in the exact amount of an outstanding invoice being sufficient identification), the Servicer shall use reasonable efforts to contact such Obligor to confirm the Lease Receivable to which such Obligor intended that such payment be applied.

                  SECTION 7.09. RELEASE OF LIEN. The parties hereto agree that upon the sale of Equipment related to a Lease that has been terminated or the repurchase of a Lease by the Originator pursuant to the Lease Sale and Contribution Agreement, the Agent, for the benefit of the Lenders and any successor and assign thereof, will take such action as may be necessary to release its lien on such Equipment. The Agent and the Lenders hereby grant to the Servicer a power of attorney to execute on behalf of the Agent and the Lenders with respect to the Equipment described in the preceding sentence, UCC releases, PROVIDED, that the Servicer shall not execute in any month UCC releases with respect to Equipment which in the aggregate relates to Remarketing Proceeds and Leases having "Repurchase Prices" (as defined in the Lease Sale and Contribution Agreement) in excess of $1,000,000. A list of all such UCC releases executed by the Servicer (including the related Remarketing Proceeds or Repurchase Prices) shall be delivered by the Servicer to the Agent simultaneously with the delivery of each Servicer Report. Such power of attorney may be revoked by the Agent and the Lenders upon the occurrence of an Event of Termination. The parties hereto further agree that upon the Borrower's satisfaction of all Obligations hereunder, the Agent, for the benefit of the Lenders and any successor and assign thereof, will take such action as may be necessary to release its lien on Pledged Assets.

                  SECTION 7.10. ACCESS TO LEASES. The Agent and the Lenders agree that the right of the Borrower and the Servicer to obtain the Leases and related documents held by the Collateral Custodian as provided in Section 2.04(b) of the Custody Agreement will not be revoked by the Agent prior to the occurrence of an Event of Termination.

                                  ARTICLE VIII

                              EVENTS OF TERMINATION


                  SECTION 8.01. EVENTS OF TERMINATION. If any of the following events ("Events of Termination") shall occur:

                  (a) The Borrower shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall remain unremedied for two Business Days; or

                  (b) The Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Facility Document on its part to be performed or observed and any such failure shall remain unremedied for fifteen days after written notice from the Agent; or

                  (c) Any representation or warranty made or deemed to be made by the Borrower (or any of its Designated Officers) under or in connection with this Agreement, any Notice of Borrowing or other infor mation or report delivered pursuant hereto shall prove to have been false or incorrect in any material respect when made; provided, however, that (i) to the extent any breach of any such representation or warranty may be cured within fifteen days, the Borrower shall have fifteen days after learning of such breach to make such representation and warranty true and correct and (ii) if such breach results from the failure of such Lease Receivable to be an Eligible Lease Receivable, then such breach may be cured by the repurchase of such non- Eligible Lease Receivable in accordance with Section 7.02 of the Lease Sale and Contribution Agreement; or

                  (d) Except to the extent permitted by the terms hereof, the Lenders shall cease to have a valid and perfected first priority interest in each Lease Receivable and Related Security (subject to SECTION 7.07 hereof), the Equipment, Remarketing Proceeds and Collections; PROVIDED, HOWEVER, that (i) to the extent any breach of the foregoing may be cured within fifteen days, the Borrower shall have fifteen days after learning thereof to cure such breach (including by the repurchase of such Lease Receivable in accordance with Section
7.02 of the Lease Sale and Contribution Agreement); or

                  (e) (i) The Borrower shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted against the Borrower (an "Involuntary Proceeding") or by the Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or (ii) the Borrower's Board of Directors shall vote affirmatively to authorize any of the actions set forth in CLAUSE (i) above in this SUBSECTION
(e); or

                  (f) A Servicer Replacement Event shall occur; or

                  (g) As of the last day of any month, (1) the Delinquency Ratio for such month shall exceed 6%, or (2) the Default Ratio for such month shall exceed 2.2%; or

                  (h) As of the close of business on any Settlement Date, (i) the Senior Borrowing Base for such Settlement Date shall be less than Aggregate Senior Advances (after giving effect to any increases or reductions to Aggregate Senior Advances on such Settlement Date), or (ii) the Junior Borrowing Base for such Settlement Date shall be less than Aggregate Junior Advances (after giving effect to any increases or reductions to Aggregate Junior Advances on such Settlement Date); or

                  (i) There shall have been any material adverse change in the financial condition or operations of the Borrower after the date hereof, or there shall have occurred any event which materially adversely affects the collectibility of the Lease Receivables generally or there shall have occurred any other event which materially adversely affects the ability of the Borrower to collect Lease Receivables generally or the ability of the Borrower to perform hereunder, in each case, as determined in the reasonable judgment of the Agent; or

                  (j) The Originator shall cease to directly own 100% of the outstanding capital stock of the Borrower; or

                  (k)   [Intentionally Omitted]

                  (l) The Pension Benefit Guaranty Corporation or the IRS shall have filed notice of one or more liens against either the Originator or the Borrower (unless such lien does not purport to cover the Lease Receivables), and such notice shall have remained in effect for more than thirty (30) days unless, prior to the expiration of such period, such liens shall have been adequately bonded by the Originator or the Borrower, as applicable; or

                  (m) The Liquidity Agreement is terminated or expires and is not renewed or replaced; or

                  (n) A "Purchase" (as defined in the Liquidity Agreement) is made by a Liquidity Providers under the Liquidity Agreement;

then, and in any such event, the Agent shall, at the request, or may with the consent, of the Lenders, by notice to the Borrower declare the Termination Date to have occurred, EXCEPT that, in the case of any event described in CLAUSE (i) of SUBSECTION (e) above, the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event; PROVIDED, HOWEVER, that if any Involuntary Proceeding (as defined in SUBSECTION (e) above) is dismissed within sixty (60) days after its commencement, and if no other Event of Termination has occurred, then following such dismissal, the program shall be reinstated as if the Termination Date had not occurred. Upon any such declaration or automatic occurrence, the Agent and the Lenders shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative.


                                   ARTICLE IX

                                    THE AGENT

                  SECTION 9.01. AUTHORIZATION AND ACTION. Each Lender hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto, including, without limitation, the power and authority to hold and to perfect any ownership interest or security interest created pursuant hereto or in connection herewith on behalf of the Lenders and the Liquidity Providers.

                  SECTION 9.02. AGENT'S RELIANCE, ETC. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Agent under or in connection with this Agreement (including, without limitation, any action taken or omitted to be taken by it or them if the Agent is designated as Servicer pursuant to SECTION 7.02) or any other agreement executed pursuant hereto, except for its or their own gross negligence or willful malfeasance or misfeasance. Without limiting the foregoing, the Agent: (i) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Lender or any Liquidity Provider and shall not be responsible to any Lender or any Liquidity Provider for any statements, warranties or representations made in or in connection with this Agreement or in connection with any of the other agreements executed pursuant hereto; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (iv) shall not be responsible to any Lender or any Liquidity Provider for the due execution, legality, validity, enforceability, genuineness or sufficiency of value of this Agreement or any other agreement, instrument or document furnished pursuant hereto; and (v) shall incur no liability under or in respect of this Agreement or any other agreement executed pursuant hereto, by acting upon any notice (including notice by telephone with respect to notices under SECTION 2.02), consent, certificate or other instrument or writing (which may be by telex or facsimile) believed by it to be genuine and signed or sent by the proper party or parties.

                  SECTION 9.03. AGENT AND AFFILIATES. With respect to any interests which may be assigned by any Lender to KCCI pursuant to SECTION 11.04, KCCI shall have the same rights and powers under this Agreement as would the applicable Lender if it were holding such interests and may exercise the same as though it were not the Agent. KCCI and its Affiliates may generally engage in any kind of business with the Borrower or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Borrower or any Obligor or any of their respective Affiliates, all as if KCCI were not the Agent and without any duty to account therefor to any Lender or any Liquidity Provider.

                  SECTION 9.04. LENDING DECISIONS. Each Lender and each Liquidity Provider acknowledges that it has, independently and without reliance upon the Agent, KCCI or any Affiliate of KCCI, and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and, if it so determines, to make Advances hereunder. Each Lender and each Liquidity Provider also acknowledges that it will, independently and without reliance upon the Agent, KCCI or any Affiliate of KCCI, and based on such documents and information as it shall deem appropriate at the time, con tinue to make its own decisions in taking or not taking action under this Agreement.

                  SECTION 9.05. RESIGNATION OF THE AGENT. The Agent may resign as Agent hereunder at any time by giving not less than five (5) Business Days' prior written notice to the Lenders, the Borrower, the Servicer and the Liquidity Providers, such resignation to be effective on the earlier of (i) the appointment and acceptance of a successor Agent as provided below and (ii) the 30th day following delivery of such notice. Upon any such resignation, the Lenders shall, after consultation with the Borrower, appoint a financial institution of its choosing as Agent, which financial institution shall be approved by the Borrower if it is not an Affiliate of KCCI. Following the appointment of a successor Agent and such successor Agent's acceptance thereof, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent as Agent hereunder, and the resigning Agent shall be discharged from its duties and obligations as Agent hereunder. After the Agent's resignation, the provisions of this ARTICLE VIII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.


                                    ARTICLE X

                                 INDEMNIFICATION

                  SECTION 10.01. INDEMNITIES BY THE BORROWER. (a) Without limiting any other rights which any Affected Party may have hereunder or under applicable law, the Borrower hereby agrees to indemnify KCCI, individually, in its capacity as Agent and in its capacity as Lender, any other Lender, and any Liquidity Provider (the "INDEMNIFIED PARTIES"), from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by such Indemnified Party arising out of or as a result of this Agreement or the pledge of the Pledged Assets or in respect of any Lease Receivable or any Lease, excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of any Indemnified Party or (ii) recourse for an Obligor's inability for credit reasons to make payments of Lease Receivables. Without limiting the foregoing, Borrower shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

                  (i) reliance on any representation or warranty made or deemed made by the Borrower (or any of its officers) under this Agreement, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

                  (ii) the failure by the Borrower to comply with any term, provision or covenant contained in this Agreement, the Lease Sale and Contribution Agreement or any Facility Document to which it is party or with any applicable law, rule or regulation with respect to any Lease Receivable, the related Lease, the Related Security or any Equipment, or the nonconformity of any Lease Receivable, the related Lease, the Related Security or any Equipment with any such applicable law, rule or regulation;

                  (iii) any reduction of a Lease Receivable due to a Permitted Encumbrance (excluding any Permitted Encumbrance in favor of an Indemnified Party), whether existing at the time of the pledge of such Lease Receivable or at any time thereafter;

                  (iv) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with goods, merchandise and/or services which are the subject of any Lease Receivable or Lease;

                  (v) the failure to pay when due any taxes, including, without limitation, sales, excise or personal property taxes payable by the Borrower or the Originator in connection with the Lease Receivables or Equipment; or

                  (vi) the payment by such Indemnified Party of Taxes, including, without limitation, any Taxes imposed by any jurisdiction on amounts payable and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto to the extent caused by the Borrower's actions or failure to act; PROVIDED that an Indemnified Party, making a demand for indemnity payment shall provide the Borrower, at its address referred to in SECTION 11.02, with a certificate from the relevant taxing authority or from a responsible officer of such Indemnified Party stating or otherwise evidencing that such Indemnified Party has made payment of such Taxes and, within 30 days thereafter, will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes.

Any amounts subject to the indemnification provisions of this SECTION 10.01 shall be paid by the Borrower to the Agent within two Business Days following Agent's demand therefor.

                  SECTION 10.02. INDEMNITIES BY THE SERVICER. (a) Without limiting any other rights which any Affected Party may have hereunder or under applicable law, the Servicer hereby agrees to indemnify the Indemnified Parties, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements awarded against or incurred by such Indemnified Party relating to or resulting from the following but excluding (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of any Indemnified Party or (ii) recourse for an Obligor's inability for credit reasons to make payments of Lease Receivables:

                  (i) reliance on any representation or warranty made or deemed made by the Servicer (or any of its officers) under this Agreement or in any Servicer Report, which shall have been false or incorrect in any material respect when made or deemed made or delivered; or

                  (ii) the failure by the Servicer (so long as the Servicer is the Originator or an Affiliate of the Originator) to comply with any term, provision or covenant contained in this Agreement, the Lease Sale and Contribution Agreement or any Facility Document to which it is party or with any applicable law, rule or regulation with respect to any Lease Receivable, the related Lease, the Related Security or any Equipment, or the nonconformity of any Lease Receivable, the related Lease, the Related Security or any Equipment with any such applicable law, rule or regulation.

Any amounts subject to the indemnification provisions of this SECTION 10.02 shall be paid by the Servicer to the Agent within two Business Days following Agent's demand therefor.

                                   ARTICLE XI

                                  MISCELLANEOUS

                  SECTION 11.01. AMENDMENTS, Etc. No amendment to or waiver of any provision of this Agreement nor consent to any departure by the Borrower, shall in any event be effective unless the same shall be in writing and signed by (i) the Borrower, the Agent and each Lender (with respect to an amendment) or
(ii) the Agent and each Lender (with respect to a waiver or consent by them) or the Borrower (with respect to a waiver or consent by it), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no such amendment, modification or waiver shall affect the rights or duties of the Servicer hereunder without the prior written consent of the Servicer. This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement (together with the exhibits hereto) among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

                  SECTION 11.02. NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and shall be personally delivered or sent by first class mail, postage prepaid, or by courier or by facsimile, to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of delivery by mail, three days after being deposited in the mails, or, in the case of notice by facsimile, when electronic communication of receipt is obtained, in each case addressed as aforesaid.

                  SECTION 11.03. NO WAIVER; Remedies. No failure on the part of the Agent, any Lender or any Liquidity Provider to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, the Agent is hereby authorized by the Borrower at any time after an Event of Termination has occurred and from time to time, to the fullest extent permitted by law, to instruct KeyBank or any Affiliate of KeyBank to set off and apply any and all deposits (whether general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by KeyBank or such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of Borrower, now or hereafter existing under this Agreement or under any agreement executed pursuant hereto, to the Agent, any Lender or any Liquidity Provider or their respective successors and assigns irrespective of whether or not demand therefor shall have been made under this Agreement or under any agreement executed pursuant hereto. The Borrower acknowledges that the rights of the Agent, the Lenders and the Liquidity Providers or any of their respective successors and assigns described in this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) such parties may have.

                  SECTION 11.04. BINDING EFFECT; ASSIGNABILITY. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Servicer, the Agent, the Lenders and their respective successors and permitted assigns, (which successors of the Borrower shall include a trustee in bankruptcy and which successors of the Lenders shall include the Liquidity Providers). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Termination Date, as the Collection Date shall occur; PROVIDED, HOWEVER, that the rights and remedies with respect to any breach of any representation and warranty made by the Borrower pursuant to ARTICLE V and the indemnification and payment provisions of ARTICLE IX and ARTICLE X shall be continuing and shall survive any termination of this Agreement for one year.

                  (b) The Borrower may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Agent and each Lender and any successor and assign thereof (including, without limitation, the Liquidity Providers).

                  (c) Any Lender may, without the consent of the Borrower, assign at any time all of its rights and obligations hereunder and interest herein to any Person, except that if such Person is not KCCI, KeyBank or any other affiliate thereof or any affiliate of Concord Minutemen Capital Company, LLC, such Lender shall be required to acquire the prior written consent of the Agent and the Borrower to any such assignment. Any permitted assignee of any Lender as described in the preceding sentence may further assign at any time its rights and obligations hereunder or interests herein with the consent of the Agent and the Borrower to the extent required in the preceding sentence. Upon any such assignment, the assignee shall succeed to and become vested with all the rights, powers, privileges and duties of the applicable Lender, and the resigning Lender shall be discharged from its duties and obligations as Lender hereunder. The Borrower and the Servicer agree to execute or obtain such other documentation as may be reasonably requested by the assigning Lender in order to effectuate such assignment.

                  (d) Notwithstanding anything to the contrary contained herein, at any time and from time to time, the Senior Lender may, without the consent of the Borrower, assign all or a portion of its interests in the Notes, this Agreement and the Pledged Assets hereunder to the Liquidity Providers pursuant to the Liquidity Agreement. The Liquidity Providers shall also be entitled to sell their interests (or portions thereof) to other Liquidity Providers pursuant to the terms of the Liquidity Agreement. The Senior Lender or the Liquidity Provider making any such assignment shall provide notice to the Borrower of any assignment hereunder or thereunder.

                  SECTION 11.05. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE LENDERS IN THE PLEDGED ASSETS OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE
GOVERNED  BY THE LAWS OF A  JURISDICTION  OTHER THAN THE STATE OF NEW YORK.  THE

BORROWER AND THE SERVICER HEREBY AGREE TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. THE BORROWER AND THE SERVICER EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE AMONG ANY OF THE BORROWER, THE SERVICER, ANY LENDER, ANY LIQUIDITY PROVIDER OR THE AGENT ARISING OUT OF,
CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY. WITH RESPECT TO THE FOREGOING CONSENT TO JURISDICTION, EACH OF THE BORROWER AND THE SERVICER HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION
11.05 SHALL AFFECT THE RIGHT OF ANY LENDER, ANY LIQUIDITY PROVIDER OR THE AGENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF SUCH LENDER, SUCH LIQUIDITY PROVIDER OR THE AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

                  SECTION 11.06.  COSTS,  EXPENSES AND TAXES. (a) In addition to the rights of indemnification under ARTICLE IX hereof, the Borrower agrees to pay on demand all reasonable costs and expenses of the Agent and the Lenders in connection with the preparation, execution, delivery and administration (including periodic auditing and any requested amendments, waivers or consents) of this Agreement and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Lenders with respect thereto and with respect to advising the Agent and the Lenders as to their respective rights and remedies under this Agreement, and the other agreements executed pursuant hereto and all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement and the other agreements and documents to be delivered hereunder.

                  (b) In addition, the Borrower shall pay any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other agreements and documents to be delivered hereunder, and agrees to indemnify the Agent, the Lenders and the Liquidity Providers against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

                  (c) In addition, the Borrower shall pay on demand all other reasonable costs and expenses incurred by any Lender ("Other Costs"), including, without limitation, the cost of auditing such Lender's books by certified public accountants, the cost of rating such Lender's promissory notes by independent financial rating agencies and the reasonable fees and out-of-pocket expenses of counsel for such Lender with respect to (i) advising such Lender as to its rights and remedies under this Agreement, (ii) the enforcement of this Agreement and the other documents to be delivered hereunder or (iii) advising such Lender as to matters relating to such Lender's operations; PROVIDED, HOWEVER, that if such Lender enters into agreements for the purchase of receivables from one or more other Persons ("Other Borrowers"), the Borrower and such Other Borrowers shall each be liable for such Other Costs ratably in accordance with the usage under the respective facilities of the such Lender to purchase receivables from the Borrower and each Other Borrower; and PROVIDED, FURTHER, that if such Other Costs are attributable to the Borrower and not attributable to any Other Borrower, the Borrower shall be solely liable for such Other Costs.

                  SECTION 11.07. NO PROCEEDINGS. (a) Each Lender, the Servicer, the Borrower, each Liquidity Provider and the Agent each hereby agrees that it will not institute against the Senior Lender any proceeding of the type referred to in clause (i) of Section 8.01(e) so long as any promissory notes issued by the Senior Lender shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such promissory notes shall have been outstanding.

                  (b) Each Lender, the Servicer each Liquidity Provider and the Agent each hereby agree that it will not institute against the Borrower any proceeding of the type referred to in clause (i) of SECTION 8.01(e) so long as any obligations of the Borrower shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such obligations shall have been outstanding.

                  SECTION 11.08. NONRECOURSE NATURE OF TRANSACTIONS. The Junior Lender, the Residual Lender, the Servicer, the Borrower, each Liquidity Provider and the Agent hereby acknowledges and agrees that all transactions with the Senior Lender hereunder shall be without recourse of any kind to the Senior Lender. The Junior Lender, the Residual Lender, the Servicer, the Borrower, each Liquidity Provider and the Agent agrees that the Senior Lender shall have no obligation to pay any of the Junior Lender, the Residual Lender, the Servicer, the Borrower, any Liquidity Provider or the Agent, any amounts constituting commitment fees, a reimbursement for expenses or indemnities (collectively, "Expense Claims") and such Expense Claims shall not constitute a claim against the Senior Lender (as defined in Section 101 of Title 11 of the United States Bankruptcy Code), unless or until the Senior Lender has received amounts sufficient to pay such Expense Claims pursuant to SECTION 4.01 and such amounts are not required to pay the commercial paper of the Senior Lender.

                  SECTION 11.09. EXECUTION IN COUNTERPARTS; SEVERABILITY. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obli gations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


BORROWER:                        CAI LEASE SECURITIZATION - II CORP.



                                 By  /s/Anthony M. Dipaolo
                                     ------------------------------
                                   Title:  President
                                           ------------------------

                                   7175 W. Jefferson Avenue, Suite 4000
                                   Lakewood, Colorado 80235
                                   Attn:  President
                                   Telecopy No.: (303) 980-____


SERVICER:                        CAPITAL ASSOCIATES INTERNATIONAL, INC.



                                 By  /s/Anthony M. Dipaolo
                                     ------------------------------
                                   Title:  Chief Financial Officer and Treasurer
                                           -------------------------------------

                                   7175 W. Jefferson Avenue, Suite 4000
                                   Lakewood, Colorado 80235
                                   Attn:
                                   Telecopy No.: (303) 980-____


SENIOR LENDER:                   CONCORD MINUTEMEN CAPITAL COMPANY, LLC



                                 By  /s/Tom Iravin
                                     ------------------------------
                                   Title:  Manager
                                           ------------------------

                                 c/o The Liberty Hampshire Company, LLC
                                 227 West Monroe
                                 Suite 4101
                                 Chicago, Illinois 60606
                                 Telecopy No.: (312) 977-1699



SIGNATURE PAGE TO CREDIT AGREEMENT

AGENT, JUNIOR
LENDER and RESIDUAL
LENDER:                          KEY CORPORATE CAPITAL INC



                                 By  /s/Steven T. Dixon
                                     ------------------------------
                                   Title:  Managing Director
                                           ------------------------

                                   30 Federal Street
                                   Boston, MA 02110
                                   Attention: Risk Manager
                                   Telecopy No.: (617) 654-2727







SIGNATURE PAGE TO CREDIT AGREEMENT